FIRST OMAHA FUNDS
SEMI-ANNUAL REPORT

SEPTEMBER 30, 1999


                                              (LOGO) FIRST OMAHA FAMILY OF FUNDS

                      ------------------------------------
                              NOTICE TO INVESTORS
                      Shares of the First Omaha Funds are:
                      ------------------------------------
                                NOT FDIC INSURED
                      ------------------------------------
                                 MAY LOSE VALUE
                               NO BANK GUARANTEE
                     -------------------------------------
                     An investment in the U.S.
                     Government Money Market Fund is not
                     insured or guaranteed by the
                     Federal Deposit Insurance
                     Corporation or any other government
                     agency. Although the Fund seeks to
                     preserve the value of your
                     investment at $1.00 per share, it
                     is possible to lose money by
                     investing in the Fund.

                     The First Omaha Funds are
                     distributed by Sunstone
                     Distribution Services, LLC.
                     -------------------------------------

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

                                                                    October 1999


Dear SHAREHOLDER:

We are pleased to provide you with the First Omaha Family of Funds' Semi-Annual Report for the period ended September 30, 1999. In it you will find helpful information regarding your investment, its performance and its management.
Also, our portfolio managers have given their observations on the stock and bond markets. Please read this Report carefully and retain it with your Prospectus for future reference.

Once again, thank you for your investment in the First Omaha Family of Funds. We look forward to serving your future investment needs.

BOND MARKET OVERVIEW

Over the last six months, the Federal Reserve has increased the Federal Funds rate by 1/2 of 1% and made statements to the effect that they will adopt pre-emptive monetary policy against any signs of increasing inflationary pressures. At his July 22, 1999 Humphrey-Hawkins Testimony, the Fed Chairman (Alan Greenspan) stated that "if new data suggests, it is likely that the pace of costs and price increases will be picking up, and the Federal Reserve will have to act promptly and forcefully." The critical forces that are causing the Fed to take this stance have been the tightness in the labor markets, the continued strength in productivity, strong domestic demand and the upward drift in inflationary indicators. In addition, the recent moves by the Federal Reserve are directly related to improved health of Asian economies and the need to unwind the three Federal Fund rate cuts instituted by the Fed last fall.

Inflationary pressures outside of the energy sector to date have been benign.
As of September 30, core Consumer Price Index (CPI) and core Producer Price Index (PPI) inflation remained non-existent. The year-over-year rate of increase of the core CPI has decelerated to 1.9%, while core PPI year-over-year is up only 1.3% through August of this year. Unit labor costs remain favorable, while productivity gains have allowed the economy to grow without igniting inflation.

The recent glut of supply of corporate bond issuance and Y2K issues have put a certain amount of pressure on corporate bond spreads this year. Spread is the additional yield the investor receives for taking on additional credit risk as compared to a non-risky credit such as a United States Treasury security. Our analysis has shown that on a relative basis, spreads on corporate bonds are at, or near, historical wide levels. The operating earnings for S&P 500 companies are expected to increase 15% in 1999 and 8% for the year 2000. In 1998, earnings were essentially flat. As the year draws to a close, we believe supply issues should abate and Y2K fears will come to a head, thus allowing the corporate bond market to regain confidence and potentially return spreads to lower levels.

We invest for the long term, so when markets turn to the negative in the short term, we try to view them as opportunities, granted as long as the fundamentals in the economy and our outlook do not dramatically change. In our opinion, the factors that have contributed to the low inflationary environment such as the technological revolution, strong capacity and productivity levels, competitive pricing on domestic and international scenes, a budget surplus with less government, and the demographic landscape are still in place. Risks to our outlook are that domestic demand remains at very high levels and the tight labor market pushes wage levels higher. The recent rise in rates may cool the consumer's demand for goods and services, especially in the housing sector.

FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND

The First Omaha Short/Intermediate Fixed Income Fund invests at least 65% of its total assets in fixed income securities, all of which are investment grade. The portfolio expects to maintain a weighted average maturity between two to five years.

As of September 30, 1999, the portfolio's composition was 27% government and agency securities, 66% corporate bonds, and 7% cash equivalents. The overall weighted average credit quality remained AA/Aa for the portfolio, while the weighted average maturity was 4.8 years.

During the last six months, we have reduced the Funds exposure to callable securities and purchased corporate bonds at very attractive levels versus yields available in the Treasury market. We continued to feel that opportunities were available

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

in the investment-grade corporate bond market, and thus maintained our emphasis in this sector. With the back up in Treasury yields and widening of corporate bond spreads, performance has been hindered on the short term. Longer term, we feel very good about the position of the Fund and will continue to emphasize the philosophy of laddering the maturity structure and diversifying issuer exposure in the portfolio.

The Short/Intermediate Fixed Income Fund's performance for the six months ended September 30 has been directly affected by the rise in interest rates and the widening of corporate bond spreads or premiums. During the period, interest rates have increased over 1/2 of 1% across the entire U.S. Treasury yield curve. The shift of Federal Reserve policy to a tightening bias has generated inflation fears in the bond market, thus pushing yields higher. The average maturity and duration in the Fund are longer than its benchmark, the Lehman Bros. Mutual Fund Short (1-5) U.S. Government Index. The longer dated securities are more price volatile with interest rate movements than shorter dated securities. The Fund has been overweighted in corporate bonds versus its benchmark. Corporate bond spread is the yield premium the issuer pays to the bondholder to buy their bonds versus less risky bonds such as U.S. Treasury securities. When spreads, or this premium widen, it will adversely affect the price of the bond, everything else being equal. So a combination of having a longer duration than the Index and overexposure to corporate bonds has hindered the portfolio's performance versus its benchmark during the period.

SHORT/INTERMEDIATE FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of September 30, 1999

CORPORATE BONDS                      66%
U.S. GOVERNMENT AGENCIES             20%
U.S. GOVERNMENTS                      7%
CASH EQUIVALENTS                      7%

--------------------------------------------------------------------------------
References to specific securities included in this letter should not be construed as a recommendation to buy or sell shares in the companies.
--------------------------------------------------------------------------------

TOTAL RETURN
as of September 30, 1999

                      1 YEAR ENDED        5 YEARS ENDED           SINCE
                         9/30/99           9/30/99<F1>    COMMENCEMENT<F1><F2>
--------------------------------------------------------------------------------
First Omaha
Short/Intermediate
Fixed Income Fund<F3>    (1.43)%              5.78%               5.05%
--------------------------------------------------------------------------------

<F1> Annualized
<F2> Commencement date is 12/13/92
<F3> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Short/Intermediate Fixed Income Fund, the assets of which were acquired by the Fund on that date.


RETURN ON A $10,000 INVESTMENT


                                                    12/13/92   9/30/93   9/30/94   9/30/95   9/30/96   9/30/97   9/30/98   9/30/99
------------------------------------------------------------------------------------------------------------------------------------

FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND      10,000    10,698    10,555    11,552    12,029    12,885    14,182    13,979
LEHMAN BROS. MUTUAL FUND                              10,000    10,710    10,690    11,689    12,326    13,225    14,431    14,750



This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Short/Intermediate Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Mutual Fund Short (1-5) U.S. Government Index is an index made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). It includes only those bonds with maturities of up to five years. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

FIRST OMAHA FIXED INCOME FUND

The First Omaha Fixed Income Fund invests at least 65% of its total assets in fixed income securities, all of which are investment grade. Our style is to create a high-quality bond portfolio with a blend between government, government agency, and investment-grade corporate securities. The portfolio is constructed primarily through the laddering of bonds with various maturities along the entire yield curve. We will emphasize areas along the yield curve where we feel value is present. Securities are selected on a relative value comparison. Meaning, our analysis measures the historical price/yield relationship between comparable securities and various sectors, so that we may identify relative value in our security selection process. Our philosophy is built on investing for the long term, and to develop a long-term outlook that we use when constructing our portfolio. In this manner we seek to reduce credit and reinvestment rate risk over the long term.

As of September 30, 1999, the portfolio composition was nearly 22% government and agency securities, 78% investment-grade corporate bonds and less than 1% cash equivalents. The overall weighted average credit quality of the portfolio remained the same at AA/Aa. The weighted average maturity of the portfolio is
11.0 years.

The Fixed Income Fund activity over the last six months was primarily limited to reducing some of the call exposure in the portfolio and picking up yield advantages in the corporate bond sector. The average maturity and duration of the Fund remain longer in comparison to the Lehman Bros. Gov't./Corp. Bond Index. Our outlook is for a continuation of the current low inflation environment remaining in place. We also believe the Fund will be rewarded for holding high investment-grade corporate bonds.

The Fund performance has been consistent with its structure of a longer duration portfolio and overweighting towards high-quality corporate bonds. Yields in the Treasury market have moved higher over the last six and twelve month time frames. The back up in interest rates has been from the increased expectations of inflation and a shift towards a tighter monetary policy by the Federal Reserve. The performance of the corporate bond market has also hindered the overall performance of the Fund due to the emphasis the Fund has placed towards high investment-grade corporate bonds. Technical factors are playing a major role as mentioned above, the glut of supply and the lack of underwriters to carry any new debt on their books has added to the pressure of higher spreads in the corporate bond market.

The Fixed Income Fund's performance for the six months ended September 30 has been directly affected by the rise in interest rates and the widening of corporate bond spreads or premiums. During the period, interest rates have increased over 1/2 of 1% across the entire U.S. Treasury yield curve. The shift of Federal Reserve policy to a tightening bias has generated inflation fears in the bond market, thus pushing yields higher. The average maturity and duration in the Fund are longer than its benchmark, the Lehman Bros. Gov't./Corp. Bond Index. The longer dated securities are more price volatile with interest rate movements than shorter dated securities. The Fund has been overweighted in corporate bonds versus its benchmark. Corporate bond spreads is the yield premium the issuer pays to the bondholder to buy their bonds versus less risky bonds such as U.S. Treasury securities. When spreads, or this premium widen, it will adversely affect the price of the bond, everything else being equal. So a combination of having a longer duration than the Index and overexposure to corporate bonds has hindered the portfolio's performance versus its benchmark during the period.

FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of September 30, 1999

CORPORATE BONDS                      78%
U.S. GOVERNMENT AGENCIES             13%
U.S. GOVERNMENTS                      9%

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

TOTAL RETURN
as of September 30, 1999

                      1 YEAR ENDED        5 YEARS ENDED           SINCE
                         9/30/99           9/30/99<F1>    COMMENCEMENT<F1><F2>
--------------------------------------------------------------------------------
First Omaha Fixed
Income Fund<F3>          (3.88)%              7.15%               6.12%
--------------------------------------------------------------------------------

<F1> Annualized
<F2> Commencement date is 12/13/92
<F3> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Fixed Income Fund, the assets of which were acquired by the Fund on that date.


RETURN ON A $10,000 INVESTMENT


                                                    12/13/92   9/30/93   9/30/94   9/30/95   9/30/96   9/30/97   9/30/98   9/30/99
------------------------------------------------------------------------------------------------------------------------------------

FIRST OMAHA FIXED INCOME FUND                         10,000    11,248    10,603    12,201    12,547    13,753    15,581    14,977
LEHMAN BROS. GOV'T./CORP BOND INDEX                   10,000    11,255    10,789    12,337    12,893    14,129    15,944    15,685




This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

THE STOCK MARKET OVERVIEW

As we approach a new century and a new millennium reflecting with awe on the progress made during just the past two decades, and anticipating the changes that are in store in the years ahead, we consider the implications for investors. In the U.S. heavy manufacturing, mining, energy and utility industries have waned in importance as the economy has moved toward higher value added products and services in the technology, communications, business services and information industries. Twenty years ago energy stocks represented 30% of the Standard & Poor's 500 Index, a grouping of 500 of the largest companies in the U.S., but today they only make up 6%. Meanwhile the technology sector is now rapidly growing toward that 30% threshold. Rising productivity and declining costs have strengthened many U.S. industries and the country is enjoying an extended period of widespread prosperity that is quite probably unmatched in our history. The U.S. seems well positioned to reap further gains in the years ahead, benefiting as emerging economic strength in the rest of the world stimulates growing demand for our products and services internationally. In spite of the many challenges and concerns, on balance the economy and the markets are ending the 20th century on a very upbeat note.

The past six months have been rewarding for some stock market investors, but disappointing for many. The stock market, as measured by the S&P 500 Index, eked out a tiny 0.37% total return for the six months ended September 30, while many sectors of the market actually lost ground. The stocks that did well were generally small- to medium-sized companies in technology and telecommunications. Industries that fared poorly during the period included health care and finance. For the six months ended September 30, the S&P 400 MidCap Index had a total return of 4.57% and the Russell 2000 Index of smaller companies posted a gain of 8.25%.

The past six months also witnessed significant rotation in the leadership of the market. Large company growth stocks had been leading the market higher for most of the last three years, but relinquished that role as smaller companies assumed command last spring, with a brief flirtation with "value" during April and May. No single group seemed able to maintain leadership as cyclicals, then technology, and then small caps gained favor with investors.

Robust corporate earnings and almost ideal economic conditions set the stage for what we believe could be a positive

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

environment for stocks in the second half of our fiscal year. Concern about the Y2K computer-programming problem adds to the mix the possibility that a significant amount of capital is now sitting on the sidelines and more may be pulled from the market as year-end approaches. This is a positive for the stock market as it provides a reservoir of buying power as the concerns are answered.

Large growth companies appear stretched in valuation after a long period of very strong performance in their stock prices. These companies appear the most vulnerable in any market downturn. We believe that mid- to small-company stocks and value oriented managers could potentially enjoy an extended period of stronger relative performance as investors begin to rotate away from the large-cap growth sector. In much the same fashion that perpetuated the long move higher in large-cap growth, in the event relative performance moves toward small, mid-size and value oriented managers, money will begin to chase these less liquid stocks higher.

FIRST OMAHA BALANCED FUND

The investment goal of the First Omaha Balanced Fund is to provide a combination of current income and capital appreciation. We attempt to meet that goal through careful analysis and selection of securities that pass through our quantitative and qualitative screening process for value and relative risk. The investment horizon for the Fund is generally 3 to 5 years; therefore, we focus on long-term results.

The First Omaha Balanced Fund provided a one-year total return of -0.36% for the six months ended September 30, 1999. This return compares unfavorably with the equity benchmark, the Standard & Poor's 500 Index, which was up 0.37%, but favorably with the bond benchmark, the Lehman Bros. Gov't./Corp. Bond Index, which was down 0.56%.

During the last six months, investors have focused their attention on technology and large-capitalization companies. While the Fund had an interlude of relative outperformance in April and May, the market spurned our companies in the third quarter, returning its attention with a vengeance to technology where we were under-represented.

Our target allocation for the portfolio is currently 45-55% stocks, 40-50% bonds and 0-10% cash equivalents. At September 30, 1999, our allocation was 54% equities, 45% bonds and 1% cash equivalents.

The bond segment composition was 34% treasuries and agencies and 66% A-rated or better corporate bonds. The average quality rating of the bond portfolio was AA2, the average coupon was 5.93%, and the average maturity was 11.2 years. The portfolio's investment in fixed income was well diversified by type of issuer and by maturity date. Activity was modest and related only to minor adjustments of the portfolio's maturity ladder.

In the equity segment during the six months ended September 30, we initiated positions in Federal Home Loan Mortgage Corporation and Federal National Mortgage Association and eliminated holdings in Calgon Carbon Corporation, Corn Products and Clarcor.

Federal Home Loan Mortgage Corporation and Federal National Mortgage Association exist to provide funding for residential mortgages. Their primary function is to provide secondary markets for home loans through issuing securitized loan pools that are then sold to investors. Both issuers guarantee pool investors against loss of collateral. Both mortgage companies have preferred access to the debt market via favorable government sponsored entity status, providing a competitive advantage over private mortgagers. We took advantage of a temporary lull in mortgage refinancing and renewed political debate in Washington to invest in these companies.

Calgon Carbon did not work out as planned, as a delay in creating federal clean water regulations and passing funding appropriations held back the company's growth prospects. With the catalyst for price appreciation removed, we sold the position. The other two stocks eliminated, Clarcor and Corn Products, are fine companies with strong financials and good operations but are just too small to have adequate liquidity for our purposes.

We made significant trims to International Business Machines, Ingersoll-Rand and Motorola on the basis of price level and reinvested the proceeds into existing positions in Becton Dickinson, Rite Aid and Texas Utilities.

At September 30, 1999, the portfolio dividend yield was 2.6% versus the S&P 500 yield of 1.5%. The top five equity positions, accounting for 20.0% of the equity segment, were Cyprus Amax Minerals, Parker-Hannifin, GTE, Ingersoll-Rand and Eastman Kodak.

- CAPITALIZATION or its abbreviation CAP represents the value of a company as determined by the stock price multiplied by the number of outstanding shares.

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

BALANCED FUND
TOTAL RETURN
as of September 30, 1999

                                          1 YEAR ENDED            SINCE
                                             9/30/99      COMMENCEMENT<F1><F2>
--------------------------------------------------------------------------------
First Omaha Balanced Fund                    (0.20)%              7.21%
--------------------------------------------------------------------------------

<F1> Annualized
<F2> Commencement date is 8/6/96

RETURN ON A $10,000 INVESTMENT

                             8/6/96   9/30/96   9/30/97   9/30/98   9/30/99
--------------------------------------------------------------------------------

FIRST OMAHA BALANCED FUND    10,000    10,105    12,138    12,481    12,456
S&P 500 COMPOSITE            10,000    10,431    14,650    15,975    20,417
LEHMAN BROS. GOV'T./CORP.
  BOND INDEX                 10,000    10,158    11,132    12,561    12,358


This chart assumes an initial investment of $10,000 made on 8/6/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Balanced Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Composite is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

PORTFOLIO COMPOSITION
as of September 30,1999

COMMON STOCKS                        54%
CORPORATE BONDS                      30%
U.S. GOVERNMENTS                     10%
U.S. GOVERNMENT AGENCIES              5%
CASH EQUIVALENTS                      1%

TOP FIVE HOLDINGS<F1>
as of September 30,1999

                                                  % OF NET ASSETS
-----------------------------------------------------------------
Halliburton Co., Series A, 6.75%, 2/1/27               3.99%
-----------------------------------------------------------------
U.S. Treasury Note, 7.00%, 7/15/06                      2.74
-----------------------------------------------------------------
Union Tank Car Co., 7.45%, 6/1/09                       2.67
-----------------------------------------------------------------
U.S. Treasury Note, 6.625%, 6/30/01                     2.65
-----------------------------------------------------------------
Anheuser-Busch Cos., Inc., 6.75%, 8/01/03               2.63
-----------------------------------------------------------------

<F1> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

FIRST OMAHA EQUITY FUND

In the six months ended September 30, the First Omaha Equity Fund gained 0.83% versus the 0.37% return generated by the Standard & Poor's 500 Index. Our performance is related to the substantial market bias towards large-capitalization stocks with growth prospects contretemps to the April and May flirtation with basic materials and cyclical stocks. Many stocks in the market are significantly down from their one year highs as the result of short-term events and we suffer through the temporary price decline. Our intention is to invest in companies for a three- to five-year holding period; sufficient time to reap the seeds planted in companies trading below their long-term intrinsic value and enough time for short-term events to be long forgotten. As an example, Cyprus AMAX has negotiated its sale for $19.54 in cash and stock to Phelps Dodge, creating the largest American copper company. The total return on Cyprus for the six-month period was over 60%, which shows why we remain committed to our conservative approach of buying a stock below its intrinsic value and selling when it exceeds that value.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

During these past six months, investors focused their attention on technology and large-capitalization growth companies with a brief flirtation with "value" during April and May. In that interlude, your Fund generated significant outperformance versus the S&P 500 Index, 11.23% vs. 1.42%. Beginning in June, the market spurned "value" and vigorously returned its attention to technology where the Fund was under-represented.

In the six months ended September 30, we initiated positions in Federal Home Loan Mortgage Corporation and Federal National Mortgage Association and eliminated holdings in Calgon Carbon Corporation, Corn Products and Clarcor.

Federal Home Loan Mortgage Corporation and Federal National Mortgage Association exist to provide funding for residential mortgages. Their primary function is to provide secondary markets for home loans through issuing securitized loan pools that are then sold to investors. Both issuers guarantee pool investors against loss of collateral. Both mortgage companies have preferred access to the debt market via favorable government sponsored entity status, providing a competitive advantage over private mortgagers. We took advantage of a temporary lull in mortgage refinancing and renewed political debate in Washington to invest in these companies.

Calgon Carbon did not work out as planned, as a delay in creating federal clean water regulations and passing funding appropriations held back the company's growth prospects. With the catalyst for price appreciation removed, we sold the position. The other two positions eliminated were Clarcor and Corn Products. Both are fine companies with strong financials and good operations but are just too small to have adequate liquidity for our purposes.

We made significant trims to International Business Machines, Ingersoll-Rand and Motorola on the basis of price level and reinvested the proceeds into existing positions in Becton Dickinson, Rite Aid and Texas Utilities.

At September 30, 1999, 95% of the portfolio was invested in equities with the balance in cash equivalents. The portfolio held positions in 39 different companies over all economic sectors. The average dividend yield of the companies in the portfolio was 2.7% versus the S&P 500 yield of 1.5%. The top five equity positions, accounting for 19.9% of the equity segment, were Cyprus Amax Minerals, Parker-Hannifin, GTE, Ingersoll-Rand and Eastman Kodak.

EQUITY FUND
PORTFOLIO COMPOSITION<F1>
as of September 30, 1999

FINANCIAL                            14%
BASIC INDUSTRIES                     13%
CONSUMER STAPLES                     13%
TECHNOLOGY                           12%
CONSUMER CYCLICALS                   11%
ENERGY                               11%
CAPITAL GOODS                        10%
HEALTH CARE                           5%
COMMUNICATION SERVICES                4%
UTILITIES                             4%
TRANSPORTATION                        3%

<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

TOP FIVE HOLDINGS<F2>
as of September 30, 1999

                                                  % OF NET ASSETS
-----------------------------------------------------------------
Cyprus Amax Minerals Co.                               4.54%
-----------------------------------------------------------------
Parker-Hannifin Corp.                                   4.01
-----------------------------------------------------------------
GTE Corp.                                               3.54
-----------------------------------------------------------------
Ingersoll-Rand Co.                                      3.38
-----------------------------------------------------------------
Eastman Kodak Co.                                       3.36
-----------------------------------------------------------------

<F2> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

PORTFOLIO FUNDAMENTAL PROFILE
as of September 30, 1999

                                    WEIGHTED              S&P
                                    AVERAGE               500
-----------------------------------------------------------------
 Payout Ratio<F3>                    36.2%               33.1%
-----------------------------------------------------------------
 Debt/Capital                        39.3%               32.5%
-----------------------------------------------------------------
 ROE<F3>                             18.4%               17.4%
-----------------------------------------------------------------

PAYOUT RATIO is a ratio used to analyze a company's policy of paying cash dividends, calculated by dividing the dividends paid on common stock by the net income available for common stockholders. DEBT/CAPITAL is the ratio of total debt to total stockholder's equity. ROE (RETURN ON EQUITY) equals earnings available to common stock divided by common shareholder's equity.

PORTFOLIO VALUATION PROFILE
as of September 30, 1999

                                    WEIGHTED              S&P
                                    AVERAGE               500
-----------------------------------------------------------------
 Price/Earnings<F3>                  15.2x               22.3x
-----------------------------------------------------------------
 Price/Book Value<F3>                 3.3x                3.9x
-----------------------------------------------------------------
 Yield                                2.7%                1.5%
-----------------------------------------------------------------
<F3> Based on 1999 estimates

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

TOTAL RETURN
as of September 30, 1999

                      1 YEAR ENDED        5 YEARS ENDED           SINCE
                         9/30/99           9/30/99<F1>    COMMENCEMENT<F1><F2>
--------------------------------------------------------------------------------
First Omaha
Equity Fund<F3>           3.87%              12.52%              11.64%
--------------------------------------------------------------------------------

<F1> Annualized
<F2> Commencement date is 12/13/92
<F3> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Equity Fund, the assets of which were acquired by the Fund on that date.

RETURN ON A $10,000 INVESTMENT


                                                    12/13/92   9/30/93   9/30/94   9/30/95   9/30/96   9/30/97   9/30/98   9/30/99
------------------------------------------------------------------------------------------------------------------------------------

FIRST OMAHA EQUITY FUND                               10,000    10,681    11,723    14,333    16,446    21,262    20,360    21,148
S&P 500 COMPOSITE                                     10,000    10,835    11,234    14,576    17,539    24,634    26,862    34,331
S&P 500/BARRA VALUE INDEX                             10,000    11,942    12,007    15,331    18,191    25,325    25,278    30,707



This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Equity Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Composite is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

The S&P 500/Barra Value Index is a market capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price to book ratios. It is designed so that approximately 50% of the Standard & Poors' 500 market capitalization is the Barra Value Index. The other 50% is in the Barra Growth Index. The Barra Value & Barra Growth indices are rebalanced semi-annually on January 1 and July 1. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

FIRST OMAHA GROWTH FUND

The past six months were generally rewarding for stock market investors, although some major sectors were left behind. The market, as measured by the S&P 500 Index, advanced by less than 1% during this period, while the S&P MidCap 400 Index rose by a more substantial 4.57%. But among the best returns were those of smaller companies, as measured by the 8.25% return of the Russell 2000 Index.

The period witnessed significant rotation in the leadership of the market.
Large company growth stocks had been leading the market higher for most of the last three years, but relinquished that title as smaller companies assumed dominion last spring, with a brief flirtation with "value" in April and May. No single group seemed able to maintain leadership as cyclicals, then technology, and then small caps gained favor with investors. Over the long term, we believe growth in corporate earnings will determine the best investments, not short-term trends, so we will continue to seek companies that demonstrate the best potential to deliver stronger than average growth in earnings.

Almost ideal economic conditions and robust corporate earnings growth bode well for the second half of our fiscal year. Concerns about the computer programming glitch known as Y2K may accentuate what is normally a volatile period during October, but we expect cash parked on the sidelines will soon flow back into the market as investors begin to look beyond the date change.

Thanks to careful stock selection and market rotation away from the larger companies, the First Omaha Growth Fund had a total return of 9.70% during the last six months, surpassing the S&P 500 Index return of 0.37% by a wide margin and besting the S&P MidCap 400 Index return of 4.57%. For the twelve months ending on September 30, the Growth Fund had a total return of 24.11%.

The Fund's out performance was aided by holdings in software stocks Adobe Systems, BMC Software and Oracle, each of which moved significantly higher in price. Valassis Communications was also a standout performer. Disappointments during the period included Rite Aid, Schwab, Level 3 Communications and Qwest Communications. Be assured

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

that we are constantly evaluating the operating performance and outlook for the companies in which we hold stock, and making changes that we believe will protect the gains we've made thus far and position the Fund for continued gains in the future. During the last six months we have added positions in Canandaigua Brands and Abercrombie & Fitch, and pared back on our largest positions in BMC Software and Adobe Systems. We try to avoid concentrations in any particular industry or economic sector to lessen the risk of the Fund. We also chose to underweight the electric utility and energy industries due to our negative outlook for those groups. This underweighting benefited the Fund's performance during the just completed six-month period.

The median market capitalization of the Fund is currently $4.0 billion. We have consciously been moving down the capitalization scale, expecting that the money chasing performance will soon be exiting large-cap stocks and crowding into smaller companies, perpetuating what we expect could be an extended period of out performance by small- to mid-size companies.

In summary, we are pleased to report good results, for the just completed period, for the First Omaha Growth Fund.

GROWTH FUND
PORTFOLIO COMPOSITION<F1>
as of September 30, 1999

TECHNOLOGY                           19%
FINANCIAL                            14%
CONSUMER STAPLES                     14%
CONSUMER CYCLICALS                   11%
COMMUNICATION SERVICES               11%
BASIC INDUSTRIES                     10%
TRANSPORTATION                        7%
UTILITIES                             5%
CAPITAL GOODS                         4%
HEALTH CARE                           3%
ENERGY                                2%

<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

TOP FIVE HOLDINGS<F2>
as of September 30, 1999
                                                  % OF NET ASSETS
-----------------------------------------------------------------
BMC Software, Inc.                                     5.39%
-----------------------------------------------------------------
Adobe Systems, Inc.                                     4.66
-----------------------------------------------------------------
Swift Transportation Co., Inc.                          4.04
-----------------------------------------------------------------
Robert Mondavi Corp.                                    3.73
-----------------------------------------------------------------
MGIC Investment Corp.                                   3.73
-----------------------------------------------------------------

<F2> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of September 30, 1999

                                          1 YEAR ENDED            SINCE
                                             9/30/99      COMMENCEMENT<F1><F2>
--------------------------------------------------------------------------------
First Omaha Growth Fund                      24.11%               3.31%
--------------------------------------------------------------------------------

<F1> Annualized
<F2> Commencement date is 4/1/98

RETURN ON A $10,000 INVESTMENT

                                            4/1/98   9/30/98   9/30/99
------------------------------------------------------------------------

FIRST OMAHA GROWTH FUND                     10,000     8,461    10,501
S&P MIDCAP 400 INDEX                        10,000     8,370    10,505


This chart assumes an initial investment of $10,000 made on 4/1/98. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Growth Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by FNC Trust Group, n.a.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

FIRST OMAHA SMALL CAP VALUE FUND

The Fund had a return of 8.42% for the six-month period ending September 30. This compares to the S&P SmallCap 600 Index and the S&P SmallCap 600 Barra Value Index, which had returns of 9.83% and 11.01%, respectively. The main reason for the slight under performance in the most recent period is the Fund's under exposure to the technology sector of the market. The S&P Small Cap Index's technology weighting was 19% vs. 6% in the Fund as of September 30. For the period, four of the top ten performing industries were technology related.
These industry groups were Electronics (Computer Distribution), Electronics (Semiconductor), Computer Hardware, and Electronics Instrumentation. It is the performance of these groups that fueled the returns of the small cap indices.

During the six-month period ending September 30, there were five new additions to the portfolio. The new positions were Transaction Systems Architects, Medicis Pharmaceutical Corp., Jones Pharma, Inc., North Fork Bancorp, and Casey's General Stores, Inc. Transaction Systems Architects develops software that facilitates communication between ATMs or Point-of-Sale (POS) systems and issuers of credit and debit cards. Transaction Systems earns a license fee, based on transaction volume, from the users of the software. We believe the continued growth of electronic payments worldwide bodes well for continued growth going forward. In addition, TSA boasts a strong position in a niche software market. While its market share in the overall worldwide market for transaction processing software is 10%, the company's products command over 50% of the third party software solutions.

Medicis Pharmaceutical is a leading U.S. pharmaceutical company that offers prescription and nonprescription products exclusively to treat dermatological conditions. Medicis' strategy is to both acquire drugs from larger companies and develop and enhance drugs through research and development initiatives. Medicis has no long-term debt and approximately $10 per share in cash on the balance sheet giving it the financial flexibility to make acquisitions that will complement its existing product line.

Jones Pharma is also a pharmaceutical company that acquires and markets already FDA approved pharmaceuticals under its own trademark. The reason to acquire a product base is to avoid the high cost of research and development that goes along with a new drug discovery. The strength of Jones is its ability to acquire established products that serve attractive market niches and maintain strong gross margins by focusing on the higher margin products and implementing disciplined cost control strategies.

North Fork Bancorporation operates over 110 branch locations in the states of New York and Connecticut. Their loan portfolio is concentrated primarily on loans secured by real estate in the New York metropolitan area. The bank's strategy is to secure relationships with small businesses where they can supply all of their company and family financial needs. North Forks's merits include: strong customer relationships, industry leading profitability ratios, and the credit quality of their loan portfolio.

Casey's General Stores operates 1,168 convenience stores in nine mid-western states. They are located primarily in smaller communities in Iowa, Missouri, and Illinois. Casey's stores sell gasoline, groceries, and prepared foods in markets that are often under-served by the larger chains. Casey's is growing in markets in which their competitors do not have the capital or buying power to compete. In addition, Casey's has been able to fund a majority of its rapid expansion with internal cash flow.

One of our holdings was an acquisition target in the period ending September 30. On September 20th Jefferson-Pilot Corp. announced it would be buying Guarantee Life Companies for $32 per share. This was only an 8% premium to its previous closing price but Guarantee had come up from a low of $16 only six months ago.
A portion of this increase can be attributed to the improved financial condition of the company but in the final two weeks Guarantee shot from $22 to $28 on both heavy volume and rumors of an apparent acquisition.

Two holdings were liquidated during the recent period. Both Franklin Covey and Lawson Products were sold to make room for positions in securities and sectors of the market in which we felt had more upside potential.

The current structure of the Small Cap Value Fund is a diverse portfolio of small- and mid-cap companies with strong fundamental profiles. We believe that the portfolio should consist of companies with solid balance sheets that can generate sufficient cash flow and are currently selling below their intrinsic value.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

As of September 30, 1999, the portfolio was 97% invested in stocks and held cash reserves of 3%. The equities were diversified across 31 positions with significant exposure to the various sectors of the market.

SMALL CAP VALUE FUND
PORTFOLIO COMPOSITION<F1>
as of September 30, 1999

BASIC INDUSTRIES                     23%
CONSUMER STAPLES                     16%
CONSUMER CYCLICALS                   12%
CAPITAL GOODS                        12%
FINANCIAL                            11%
HEALTH CARE                           7%
TRANSPORTATION                        6%
TECHNOLOGY                            6%
ENERGY                                4%
UTILITIES                             3%

<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

TOP FIVE HOLDINGS<F2>
as of September 30, 1999

                                                  % OF NET ASSETS
-----------------------------------------------------------------
The Guarantee Life Companies, Inc.                     5.34%
-----------------------------------------------------------------
Jones Pharma Inc.                                       4.76
-----------------------------------------------------------------
Corn Products International, Inc.                       4.23
-----------------------------------------------------------------
P.H. Glatfelter Co.                                     4.01
-----------------------------------------------------------------
Dallas Semiconductor Corp.                              3.89
-----------------------------------------------------------------

<F2> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of September 30, 1999

                                          1 YEAR ENDED            SINCE
                                             9/30/99      COMMENCEMENT<F1><F2>
--------------------------------------------------------------------------------
FIRST OMAHA SMALL CAP VALUE FUND              7.95%               5.76%
--------------------------------------------------------------------------------

<F1>  Annualized
<F2> Commencement date is 6/10/96


RETURN ON A $10,000 INVESTMENT

                             6/10/96   9/30/96   9/30/97   9/30/98   9/30/99
--------------------------------------------------------------------------------

FIRST OMAHA  SMALL CAP
  VALUE FUND                 10,000     9,880    13,331    11,148    12,035
S&P MIDCAP 400 INDEX         10,000    10,133    14,096    13,207    16,574
S&P SMALLCAP 600 INDEX       10,000     9,978    13,667    11,115    13,064
S&P SMALLCAP 600 BARRA
  VALUE INDEX                10,000    10,138    15,092    12,701    14,423



This chart assumes an initial investment of $10,000 made on 6/10/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Small Cap Value Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement. It is not possible to make a direct investment in an index.

The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It too is a market-value weighted index. It is not possible to make a direct investment in an index.

The S&P SmallCap 600 Barra Value Index is a market capitalization-weighted index of all the stocks in the S&P SmallCap 600 that have low price to book ratios. It is designed so that approximately 50% of the S&P SmallCap 600 market capitalization is in the Barra Value Index. The other 50% is in the Barra Growth Index. The Barra Value & Barra Growth indices are rebalanced semi-annually on January 1 and July 1. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1999 (Unaudited)
U.S. GOVERNMENT MONEY MARKET FUND

 PRINCIPAL
   AMOUNT                                                           VALUE
 ----------                                                        --------

U.S. TREASURY BILLS 0.07%
    $125,000   0%, 10/28/99                                        $124,587
                                                                -----------

Total U.S. Treasury Bills (cost $124,587)                           124,587
                                                                -----------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES 38.24%
               FMC DISCOUNT NOTES
   5,000,000   0%, 11/4/99                                        4,975,444
   5,000,000   0%, 12/17/99                                       4,945,405
  10,000,000   0%, 1/14/00                                        9,842,063
  10,000,000   0%, 1/28/00                                        9,821,500
   2,800,000   0%, 2/10/00                                        2,743,944
   3,650,000   0%, 2/15/00                                        3,574,159
  10,000,000   0%, 2/25/00                                        9,774,192
                                                                -----------

Total FMC Discount Notes                                         45,676,707
                                                                -----------

               FNMA DISCOUNT NOTES
   5,000,000   0%, 12/8/99                                        4,950,416
  10,000,000   0%, 2/9/00                                         9,801,317
                                                                -----------

Total FNMA Discount Notes                                        14,751,733
                                                                -----------

               FHLB DISCOUNT NOTES
  10,000,000   0%, 10/15/99                                       9,980,011
                                                                -----------

Total U.S. Government Agency Discount Notes
(cost $70,408,450)                                               70,408,451
                                                                -----------

U.S. GOVERNMENT AGENCIES 54.90%
               FFCB
  14,275,000   4.83%, 10/1/99                                    14,275,000
   4,200,000   4.85%, 12/1/99                                     4,194,713
   1,500,000   5.02%, 3/1/00                                      1,495,064
  10,000,000   5.3425%, 9/1/00                                    9,998,164
                                                                -----------

Total FFCB Government Agencies                                   29,962,941
                                                                -----------

               FHLB
   2,080,000   8.375%, 10/25/99                                   2,083,850
  10,000,000   5.556%, 3/1/00                                     9,999,374
   2,000,000   6.30%, 4/28/00                                     2,009,146
   2,800,000   5.505%, 6/22/00                                    2,788,366
  10,000,000   5.36%, 9/22/00                                    10,000,000
                                                                -----------

Total FHLB Government Agencies                                   26,880,736
                                                                -----------


 PRINCIPAL
   AMOUNT                                                           VALUE
 ----------                                                        --------

               FHLMC
 $ 1,535,000   7.98%, 1/19/00                                    $1,545,912
     500,000   5.875%, 3/22/00                                      500,253
                                                                -----------

Total FHLMC                                                       2,046,165
                                                                -----------

               FNMA
   9,000,000   5.81%, 10/1/99                                     9,000,000
   1,000,000   5.73%, 10/14/99                                    1,000,114
   5,000,000   5.95%, 11/5/99                                     5,002,836
   1,000,000   5.81%, 11/12/99                                    1,000,301
   1,500,000   5.83%, 11/12/99                                    1,500,450
   2,770,000   5.06%, 3/15/00                                     2,763,218
   1,532,000   5.57%, 3/17/00                                     1,531,675
   1,000,000   4.98%, 3/24/00                                       997,503
   3,000,000   5.04%, 4/6/00                                      2,988,181
  10,000,000   5.333%, 9/6/00                                     9,995,747
                                                                -----------

Total FNMA                                                       35,780,025
                                                                -----------

               OTHER U.S. GOVERNMENT AGENCY SECURITIES
   5,000,000   SLMA, 5.556%, 8/17/00                              5,000,000
   1,419,000   Tennessee Valley Authority,
               8.375%, 10/1/99                                    1,419,000
                                                                -----------

Total Other U.S. Government Agency Securities                     6,419,000
                                                                -----------

Total U.S. Government Agency Securities (cost $101,088,867)     101,088,867
                                                                -----------

REPURCHASE AGREEMENTS 6.43%
  11,850,000   Morgan Stanley Dean Witter, 5.15%, dated
               9/30/99, repurchase price $11,851,695,
               maturing 10/1/99 (collateralized by
               Freddie Mac, 6.75%, 6/15/04)                      11,850,000
                                                                -----------

Total Repurchase Agreements (cost $11,850,000)                   11,850,000
                                                                -----------

Total Investments (cost $183,471,905) 99.64%                    183,471,905

Other Assets, less Liabilities 0.36%                                657,782
                                                                -----------

NET ASSETS 100.00%                                             $184,129,687
                                                               ============

See notes to financial statements.

                                         FIRST OMAHA FUNDS - Semi-Annual Report
-------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1999 (Unaudited)
SHORT/INTERMEDIATE FIXED INCOME FUND

 PRINCIPAL
   AMOUNT                                                           VALUE
 ----------                                                        --------

CORPORATE BONDS 64.47%
               COMMUNICATIONS EQUIPMENT 7.60%
    $750,000   AT&T Corp.,
               6.75%, 4/1/04                                       $748,688
     750,000   Motorola, Inc.,
               6.50%, 3/1/08                                        732,427
                                                                -----------
                                                                  1,481,115
                                                                -----------

               DATA PROCESSING 3.55%
     750,000   First Data Corp.,
               5.80%, 12/15/08                                      691,590
                                                                -----------

               FINANCIAL SERVICES 22.58%
     750,000   Ford Motor Credit Co.,
               6.5%, 2/15/06                                        728,303
     750,000   General Electric Capital Corp.,
               6.875%, 4/15/00                                      753,532
     750,000   Goldman Sachs Group, Inc.,
               6.65%, 5/15/09                                       713,295
     750,000   LG&E Capital Corp.,
               6.46%, 1/15/08                                       702,743
     750,000   Merrill Lynch & Co.,
               6.64%, 9/19/02                                       748,972
     750,000   Morgan Stanley Dean Witter,
               6.5%, 12/31/01                                       750,975
                                                                -----------
                                                                  4,397,820
                                                                -----------

               PHARMACEUTICALS 7.84%
     750,000   Eli Lilly & Co.,
               8.125%, 12/1/01                                      776,625
     750,000   Upjohn Co.,
               5.875%, 4/15/00                                      749,693
                                                                -----------
                                                                  1,526,318
                                                                -----------

               RETAIL 7.70%
     750,000   Sears Roebuck Acceptance Notes,
               6.90%, 8/1/03                                        749,647
     750,000   Wal-Mart Stores, Inc.,
               6.50%, 6/1/03                                        749,910
                                                                -----------
                                                                  1,499,557
                                                                -----------

 PRINCIPAL
   AMOUNT                                                           VALUE
 ----------                                                        --------

               UTILITIES - ELECTRIC SERVICES 7.69%
    $750,000   Monongahela Power Co.,
               5.625%, 4/1/00                                      $749,003
     750,000   Union Electric Co.,
               6.875%, 8/1/04                                       749,085
                                                                -----------
                                                                  1,498,088
                                                                -----------

               UTILITIES - ELECTRIC & OTHER SERVICES
               COMBINED 7.51%
     750,000   Northern States Power Co.,
               5.75%, 10/1/03                                       729,225
     750,000   Potomac Electric Power Co.,
               6.25%, 10/15/07                                      734,520
                                                                -----------
                                                                  1,463,745
                                                                -----------

Total Corporate Bonds (cost $12,792,165)                         12,558,233
                                                                -----------

U.S. GOVERNMENT AGENCIES 19.88%
     750,000   Federal Farm Credit Bank,
               5.94%, 6/10/02                                       746,063
     750,000   Federal Farm Credit Bank,
               5.72%, 4/13/05                                       721,800
   1,000,000   Federal Home Loan Bank,
               6.50%, 11/29/05                                      997,880
     750,000   Federal Home Loan Bank,
               5.45%, 1/12/09                                       682,507
     750,000   Federal Home Loan Mortgage Corp.,
               5.95%, 1/19/06                                       724,365
                                                                -----------

Total U.S. Government Agencies (cost $4,036,929)                  3,872,615
                                                                -----------

U.S. TREASURY NOTES 3.85%
     750,000   5.75%, 11/30/02                                      749,288
                                                                -----------

Total U.S. Treasury Notes (cost $747,832)                           749,288
                                                                -----------

U.S. TREASURY STRIPS 3.27%
   1,000,000   2/15/07                                              636,170
                                                                -----------

Total U.S. Treasury Strips (cost $667,048)                          636,170
                                                                -----------

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------


  NUMBER OF
   SHARES                                                            VALUE
 ----------                                                        --------

INVESTMENT COMPANIES 6.73%
     771,304   Federated Trust for U.S.
               Treasury Obligations                                $771,304
     539,981   Goldman Sachs ILA Treasury
               Obligations Portfolio                                539,981
                                                                -----------

Total Investment Companies (cost $1,311,285)                      1,311,285
                                                                -----------

Total Investments (cost $19,555,259) 98.20%                      19,127,590

Other Assets, less Liabilities 1.80%                                351,633
                                                                -----------

NET ASSETS 100.00%                                              $19,479,223
                                                                ===========


See notes to financial statements.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1999 (Unaudited)
FIXED INCOME FUND

 PRINCIPAL
   AMOUNT                                                           VALUE
 ----------                                                        --------

CORPORATE BONDS 77.07%
               COMMUNICATIONS EQUIPMENT 4.19%
  $3,000,000   Motorola, Inc.,
               6.50%, 3/1/08                                     $2,929,710
                                                                -----------

               DATA PROCESSING 4.15%
   3,000,000   First Data Corp.,
               6.375%, 12/15/07                                   2,902,050
                                                                -----------

               FINANCIAL SERVICES 15.93%
   3,000,000   First Union National Bank,
               6.18%, 2/15/36                                     2,864,370
   2,500,000   General Electric Capital Corp.,
               5.50%, 11/1/01                                     2,461,575
   3,000,000   General Electric Capital Corp.,
               6.90%, 9/15/15                                     2,955,270
   3,000,000   Morgan Stanley Dean Witter,
               5.625%, 1/20/04                                    2,855,310
                                                                -----------
                                                                 11,136,525
                                                                -----------

               FOREST PRODUCTS 3.61%
   2,500,000   Kimberly-Clark Corp.,
               6.875%, 2/15/14                                    2,521,900
                                                                -----------

               GROCERY STORES 2.67%
   2,000,000   Albertson's, Inc.,
               6.34%, 2/25/13                                     1,869,760
                                                                -----------

               HEAVY MACHINERY 4.17%
   3,000,000   Ingersoll-Rand Co.,
               6.443%, 11/15/27                                   2,917,170
                                                                -----------

               INDUSTRIAL GOODS & SERVICES 7.16%
   2,000,000   Air Products & Chemicals, Inc.,
               6.25%, 6/15/03                                     1,973,920
   3,000,000   PPG Industries, Inc.,
               7.375%, 6/1/16                                     3,033,810
                                                                -----------
                                                                  5,007,730
                                                                -----------

               OIL 12.08%
   2,500,000   Amoco Canada Petroleum Co. Ltd.,
               6.75%, 2/15/05                                     2,496,800
   3,000,000   Conoco, Inc.,
               5.9%, 4/15/04                                      2,897,730

 PRINCIPAL
   AMOUNT                                                           VALUE
 ----------                                                        --------


               OIL 12.08% (CONT'D.)
  $3,000,000   Halliburton Co., Series A,
               6.75%, 2/1/27                                     $3,049,230
                                                                -----------
                                                                  8,443,760
                                                                -----------
               PHARMACEUTICALS 4.25%
   3,000,000   Eli Lilly & Co.,
               6.25%, 3/15/03                                     2,973,390
                                                                -----------

               SOAPS & CLEANING AGENTS 2.15%
   1,500,000   Colgate-Palmolive Co.,
               6.85%, 11/24/99                                    1,502,475
                                                                -----------

               UTILITIES - ELECTRIC SERVICES 7.11%
   2,500,000   National Rural Utilities Cooperative
               Finance Corp., 6.50%, 9/15/02                      2,495,250
   2,500,000   Union Electric Co.,
               6.75%, 5/1/08                                      2,474,375
                                                                -----------
                                                                  4,969,625
                                                                -----------

               UTILITIES - ELECTRIC & OTHER SERVICES
               COMBINED 5.48%
   2,750,000   Citizens Utilities Co.,
               7.60%, 6/1/06                                      2,824,910
   1,000,000   Louisville Gas & Electric Co.,
               7.50%, 7/1/02                                      1,007,300
                                                                -----------
                                                                  3,832,210
                                                                -----------

               UTILITIES - NATURAL GAS 4.12%
   3,000,000   Laclede Gas Co.,
               6.50%, 11/15/10                                    2,879,910
                                                                -----------


Total Corporate Bonds (cost $55,058,895)                         53,886,215
                                                                -----------

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                           VALUE
 ----------                                                        --------

U.S. GOVERNMENT AGENCIES 12.34%
  $3,380,000   Federal Home Loan Bank,
               5.875%, 2/2/06                                    $3,251,019
   3,000,000   Federal Home Loan Bank,
               6.41%, 11/13/12                                    2,894,190
   2,500,000   Federal National Mortgage Association,
               6.50%, 7/16/07                                     2,480,300
                                                                -----------

Total U.S. Government Agencies (cost $9,417,079)                  8,625,509
                                                                -----------

U.S. TREASURY STRIPS 8.93%
   1,122,000   5/15/02                                              966,266
   4,000,000   2/15/07                                            2,544,680
   6,000,000   2/15/12                                            2,728,980
                                                                -----------

Total U.S. Treasury Strips (cost $5,528,230)                      6,239,926
                                                                -----------


   NUMBER
 OF SHARES
-----------


INVESTMENT COMPANIES 0.23%
     163,439   Goldman Sachs ILA Treasury
               Obligations Portfolio                                163,439
                                                                -----------

Total Investment Companies (cost $163,439)                          163,439
                                                                -----------

Total Investments (cost $70,167,643) 98.57%                      68,915,089

Other Assets, less Liabilities 1.43%                              1,000,896
                                                                -----------

NET ASSETS 100.00%                                              $69,915,985
                                                                ===========


See notes to financial statements.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1999 (Unaudited)
BALANCED FUND

   NUMBER
 OF SHARES                                                          VALUE
 ----------                                                        --------


COMMON STOCKS 53.51%
               BANKING 1.07%
       5,900   Banc One Corp.                                      $205,394
                                                                -----------

               BUILDING PRODUCTS 1.55%
       9,200   Lafarge Corp.                                        295,550
                                                                -----------

               COMMUNICATIONS EQUIPMENT 1.66%
       3,600   Motorola, Inc.                                       316,800
                                                                -----------

               COMPUTERS & PERIPHERALS 1.40%
       2,200   International Business Machines Corp.                267,025
                                                                -----------

               COSMETICS 1.33%
       7,400   International Flavors & Fragrances, Inc.             255,300
                                                                -----------

               DATA PROCESSING 1.51%
       6,600   First Data Corp.                                     289,575
                                                                -----------

               ELECTRICAL EQUIPMENT 3.58%
       3,600   Emerson Electric Co.                                 227,475
      10,200   Parker-Hannifin Corp.                                457,087
                                                                -----------
                                                                    684,562
                                                                -----------

               FINANCE - MORTGAGE LOAN 0.65%
       1,200   Federal Home Loan Mortgage Corp.                      62,400
       1,000   Federal National Mortgage Assn.                       62,688
                                                                -----------
                                                                    125,088
                                                                -----------

               FOOD 0.74%
       2,900   BestFoods                                            140,650
                                                                -----------

               FUNERAL SERVICES 1.33%
      24,000   Service Corp. International                          253,500
                                                                -----------

               GAMES & TOYS 1.37%
      13,800   Mattel, Inc.                                         262,200
                                                                -----------

               GROCERY STORES 0.48%
       2,833   Delhaize America, Inc., Class A                       64,097
       1,266   Delhaize America, Inc., Class B                       26,823
                                                                -----------
                                                                     90,920
                                                                -----------

               HEAVY MACHINERY 1.90%
       6,600   Ingersoll-Rand Co.                                   362,587
                                                                -----------

   NUMBER
 OF SHARES                                                          VALUE
 ----------                                                        --------

               INSURANCE 5.43%
      11,500   American Financial Group, Inc.                      $322,719
       2,300   American General Corp.                               145,331
       3,900   Marsh & McLennan Cos., Inc.                          267,150
      10,800   SAFECO Corp.                                         302,400
                                                                -----------
                                                                  1,037,600
                                                                -----------

               MANUFACTURING 1.79%
      12,400   Harsco Corp.                                         342,550
                                                                -----------

               MEDICAL SUPPLIES 1.39%
       9,500   Becton, Dickinson & Co.                              266,594
                                                                -----------

               MINING 2.53%
      24,700   Cyprus Amax Minerals Co.                             484,737
                                                                -----------

               OIL 6.04%
       2,300   Exxon Corp.                                          174,656
       7,300   Halliburton Co.                                      299,300
       5,500   Texaco Inc.                                          347,188
       9,000   Unocal Corp.                                         333,562
                                                                -----------
                                                                  1,154,706
                                                                -----------

               PACKAGING & CONTAINERS 1.24%
      10,400   Sonoco Products Co.                                  237,250
                                                                -----------

               PHARMACEUTICALS 1.16%
       3,300   Bristol-Myers Squibb Co.                             222,750
                                                                -----------

               PHOTOGRAPHY 1.89%
       4,800   Eastman Kodak Co.                                    362,100
                                                                -----------

               PUBLISHING 1.30%
       8,600   R.R. Donnelley & Sons Co.                            248,325
                                                                -----------

               RETAIL 2.56%
       7,800   J.C. Penney Co., Inc.                                268,125
      16,000   Rite Aid Corp.                                       221,000
                                                                -----------
                                                                    489,125
                                                                -----------

               SOAPS & CLEANING AGENTS 0.50%
       2,100   Colgate-Palmolive Co.                                 96,075
                                                                -----------

               TELEPHONE 1.97%
       4,900   GTE Corp.                                            376,688
                                                                -----------

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
 ----------                                                        --------

               TEXTILE MANUFACTURING 1.87%
      16,300   Kellwood Co.                                        $358,600
                                                                -----------

               TOBACCO 1.49%
      10,900   Universal Corp.                                      284,763
                                                                -----------

               TRANSPORTATION 1.31%
       5,200   Union Pacific Corp.                                  249,925
                                                                -----------

               UTILITIES - ELECTRIC SERVICES 2.47%
      15,600   DPL Inc.                                             274,950
       5,300   Texas Utilities Co.                                  197,756
                                                                -----------
                                                                    472,706
                                                                -----------

Total Common Stocks (cost $10,590,661)                           10,233,645
                                                                -----------

 PRINCIPAL
   AMOUNT
 ----------

CORPORATE BONDS 29.26%
               FINANCIAL SERVICES 10.01%
    $500,000   General Electric Capital Corp.,
               6.90%, 9/15/15                                       492,545
     500,000   Goldman Sachs Group,
               6.65%, 5/15/09                                       475,530
     500,000   Norwest Financial, Inc.,
               6.375%, 12/1/07                                      475,940
     500,000   Southtrust Bank NA,
               6.125%, 1/9/28                                       469,790
                                                                -----------
                                                                  1,913,805
                                                                -----------


               FOOD PRODUCTS 2.63%
     500,000   Anheuser-Busch Cos., Inc.,
               6.75%, 8/1/03                                        503,100
                                                                -----------

               FOREST PRODUCTS 2.39%
     500,000   Kimberly-Clark Corp.
               6.25%, 7/15/18                                       457,275
                                                                -----------

               OIL 3.99%
     750,000   Halliburton Co., Series A,
               6.75%, 2/1/27                                        762,308
                                                                -----------
               RAIL CAR LEASING 2.67%
     500,000   Union Tank Car Co.,
               7.45%, 6/1/09                                        510,060
                                                                -----------


 PRINCIPAL
   AMOUNT                                                           VALUE
 ----------                                                        --------

               UTILITIES - ELECTRIC SERVICES 2.61%
    $500,000   Tampa Electric Co.,
               5.75%, 5/1/00                                       $499,360
                                                                -----------

               UTILITIES - NATURAL GAS 4.96%
     500,000   Consolidated Natural Gas Co.,
               6.625%, 12/1/08                                      471,655
     500,000   Laclede Gas Co.,
               6.50%, 10/15/12                                      478,005
                                                                -----------
                                                                    949,660
                                                                -----------

Total Corporate Bonds (cost $5,795,446)                           5,595,568
                                                                -----------

U.S. GOVERNMENT AGENCIES 5.20%
     500,000   Federal Home Loan Bank,
               5.66%, 5/21/02                                       494,070
     500,000   Federal National Mortgage Association,
               7.27%, 8/24/05                                       500,500
                                                                -----------

Total U.S. Government Agencies (cost $1,010,201)                    994,570
                                                                -----------

U.S. TREASURY NOTES 8.03%
     500,000   6.625%, 6/30/01                                      507,695
     500,000   5.875%, 2/15/04                                      502,030
     500,000   7.00%, 7/15/06                                       524,895
                                                                -----------

Total U.S. Treasury Notes (cost $1,511,513)                       1,534,620
                                                                -----------

U.S. TREASURY STRIPS 2.02%
     850,000   2/15/12                                              386,605
                                                                -----------

Total U.S. Treasury Strips (cost $368,709)                          386,605
                                                                -----------


   NUMBER
 OF SHARES
 ----------

INVESTMENT COMPANIES 1.19%
     228,336   Goldman Sachs ILA Treasury
               Obligations Portfolio                                228,336
                                                                -----------

Total Investment Companies (cost $228,335)                          228,336
                                                                -----------
Total Investments (cost $19,504,865) 99.21%                      18,973,344

Other Assets, less Liabilities 0.79%                                151,745
                                                                -----------

NET ASSETS 100.00%                                              $19,125,089
                                                                ===========

See notes to financial statements.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1999 (Unaudited)
EQUITY FUND

   NUMBER
 OF SHARES                                                          VALUE
 ----------                                                        --------

COMMON STOCKS 94.88%
               BANKING 1.86%
      93,700   Banc One Corp.                                    $3,261,931
                                                                -----------

               BUILDING PRODUCTS 2.77%
     151,000   Lafarge Corp.                                      4,850,875
                                                                -----------

               COMMUNICATIONS EQUIPMENT 2.78%
      55,400   Motorola, Inc.                                     4,875,200
                                                                -----------

               COMPUTERS & PERIPHERALS 2.45%
      35,300   International Business Machines Corp.              4,284,537
                                                                -----------

               COSMETICS 2.25%
     114,400   International Flavors & Fragrances, Inc.           3,946,800
                                                                -----------

               DATA PROCESSING 2.72%
     108,500   First Data Corp.                                   4,760,438
                                                                -----------

               ELECTRICAL EQUIPMENT 6.14%
      59,100   Emerson Electric Co.                               3,734,381
     156,600   Parker-Hannifin Corp.                              7,017,638
                                                                -----------
                                                                 10,752,019
                                                                -----------

               FINANCE - MORTGAGE LOAN 2.01%
      33,800   Federal Home Loan Mortgage Corp.                   1,757,600
      28,200   Federal National Mortgage Assn.                    1,767,788
                                                                -----------
                                                                  3,525,388
                                                                -----------

               FOOD 1.30%
      47,000   BestFoods                                          2,279,500
                                                                -----------

               FUNERAL SERVICES 2.23%
     370,300   Service Corp. International                        3,911,294
                                                                -----------

               GAMES & TOYS 2.31%
     212,600   Mattel, Inc.                                       4,039,400
                                                                -----------

               GROCERY STORES 0.67%
      14,499   Delhaize America, Inc., Class A                      307,197
      38,033   Delhaize America, Inc., Class B                      860,497
                                                                -----------
                                                                  1,167,694
                                                                -----------

   NUMBER
 OF SHARES                                                          VALUE
 ----------                                                        --------

               HEAVY MACHINERY 3.38%
     107,900   Ingersoll-Rand Co.                                $5,927,756
                                                                -----------

               INSURANCE 9.49%
     187,900   American Financial Group, Inc.                     5,272,944
      36,900   American General Corp.                             2,331,619
      63,800   Marsh & McLennan Cos., Inc.                        4,370,300
     166,200   SAFECO Corp.                                       4,653,600
                                                                -----------
                                                                 16,628,463
                                                                -----------

               MANUFACTURING 3.02%
     191,300   Harsco Corp.                                       5,284,662
                                                                -----------

               MEDICAL SUPPLIES 2.41%
     150,500   Becton, Dickinson & Co.                            4,223,406
                                                                -----------

               MINING 4.54%
     404,900   Cyprus Amax Minerals Co.                           7,946,162
                                                                -----------

               OIL 10.69%
      38,000   Exxon Corp.                                        2,885,625
     120,300   Halliburton Co.                                    4,932,300
      90,900   Texaco Inc.                                        5,738,062
     139,200   Unocal Corp.                                       5,159,100
                                                                -----------
                                                                 18,715,087
                                                                -----------

               PACKAGING & CONTAINERS 2.21%
     169,800   Sonoco Products Co.                                3,873,563
                                                                -----------

               PHARMACEUTICALS 2.07%
      53,700   Bristol-Myers Squibb Co.                           3,624,750
                                                                -----------

               PHOTOGRAPHY 3.36%
      78,100   Eastman Kodak Co.                                  5,891,669
                                                                -----------

               PUBLISHING 2.18%
     132,000   R.R. Donnelley & Sons Co.                          3,811,500
                                                                -----------

               RETAIL 4.30%
     120,000   J.C. Penney Co., Inc.                              4,125,000
     246,100   Rite Aid Corp.                                     3,399,256
                                                                -----------
                                                                  7,524,256
                                                                -----------

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
 ----------                                                        --------

               SOAPS & CLEANING AGENTS 1.84%
      70,500   Colgate-Palmolive Co.                             $3,225,375
                                                                -----------

               TELEPHONE 3.54%
      80,700   GTE Corp.                                          6,203,813
                                                                -----------

               TEXTILE MANUFACTURING 3.26%
     259,500   Kellwood Co.                                       5,709,000
                                                                -----------

               TOBACCO 2.50%
     167,800   Universal Corp.                                    4,383,775
                                                                -----------
               TRANSPORTATION 2.43%
      88,500   Union Pacific Corp.                                4,253,531
                                                                -----------

               UTILITIES - ELECTRIC SERVICES 4.17%
     239,900   DPL Inc.                                           4,228,238
      82,200   Texas Utilities Co.                                3,067,087
                                                                -----------
                                                                  7,295,325
                                                                -----------

Total Common Stocks (cost $146,828,501)                         166,177,169
                                                                -----------

INVESTMENT COMPANIES 4.94%
   5,857,418   Federated Trust for
               U.S. Treasury Obligations                          5,857,418
   2,788,666   Goldman Sachs ILA Treasury
               Obligations Portfolio                              2,788,666
                                                                -----------

Total Investment Companies (cost $8,646,084)                      8,646,084
                                                                -----------

Total Investments (cost $155,474,585) 99.82%                    174,823,253

Other Assets, less Liabilities 0.18%                                310,256
                                                                -----------
NET ASSETS 100.00%                                             $175,133,509
                                                               ============

See notes to financial statements.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1999 (Unaudited)
GROWTH FUND

   NUMBER
 OF SHARES                                                          VALUE
 ----------                                                        --------

COMMON STOCKS 97.16%
               AUTOMOTIVE PARTS 5.10%
      10,000   Dura Automotive Systems, Inc.<F1>                  $ 240,625
      19,000   Genuine Parts Co.                                    504,687
                                                                -----------
                                                                    745,312
                                                                -----------

               BEVERAGES 8.58%
       9,000   Canandaigua Brands, Inc.<F1>                         537,750
      10,000   The Pepsi Bottling Group, Inc.                       170,625
      14,500   Robert Mondavi Corp., Class A<F1>                    544,656
                                                                -----------
                                                                  1,253,031
                                                                -----------

               BUSINESS SERVICES 1.22%
       4,000   Automatic Data Processing, Inc.                      178,500
                                                                -----------
               CHEMICALS 2.82%
      13,000   Sigma-Aldrich Corp.                                  412,750
                                                                -----------

               COMMUNICATION SERVICES 5.56%
       8,000   Plantronics, Inc.<F1>                                398,000
      14,000   Qwest Communications International Inc.<F1>          413,875
                                                                -----------
                                                                    811,875
                                                                -----------

               COMPUTER COMPONENTS 5.39%
      11,000   BMC Software, Inc.<F1>                               787,188
                                                                -----------

               COMPUTER EQUIPMENT 4.66%
       6,000   Adobe Systems, Inc.                                  681,000
                                                                -----------

               COMPUTER SERVICES 4.08%
       1,000   At Home Corp.<F1>                                     41,437
         500   DoubleClick, Inc.<F1>                                 59,563
         800   Lycos, Inc.<F1>                                       40,100
      10,000   Oracle Corp.<F1>                                     455,000
                                                                -----------
                                                                    596,100
                                                                -----------

               DIVERSIFIED 1.12%
       3,500   Cooper Industries, Inc.                              163,625
                                                                -----------

               ELECTRONICS 5.22%
      30,000   Sensormatic Electronics Corp.<F1>                    380,625
       7,500   Thomas & Betts Corp.                                 382,500
                                                                -----------
                                                                    763,125
                                                                -----------

   NUMBER
 OF SHARES                                                          VALUE
 ----------                                                        --------

               FINANCIAL SERVICES 11.82%
       8,000   Charles Schwab Corp.                                $269,500
       3,000   Donaldson, Lufkin & Jenrette, Inc.<F1>                45,375
       9,200   MBIA, Inc.                                           428,950
      11,400   MGIC Investment Corp.                                544,350
      12,000   Provident Financial Group, Inc.                      438,750
                                                                -----------
                                                                  1,726,925
                                                                -----------

               FOOD 3.53%
      14,700   SYSCO Corp.                                          515,419
                                                                -----------

               HEALTH CARE SERVICES 5.17%
      24,000   Cerner Corp.<F1>                                     366,000
       8,000   United Healthcare Corp.                              389,500
                                                                -----------
                                                                    755,500
                                                                -----------

               INDUSTRIAL 3.66%
      10,500   PACCAR, Inc.                                         534,188
                                                                -----------

               MACHINERY & EQUIPMENT 1.23%
       4,400   Dover Corp.                                          179,850
                                                                -----------

               MANUFACTURING 9.47%
      27,200   Azurix Corp.<F1>                                     467,500
       3,200   Illinois Tool Works Inc.                             238,600
       5,000   Nucor Corp.                                          238,125
      10,000   Valassis Communications, Inc.<F1>                    439,375
                                                                -----------
                                                                  1,383,600
                                                                -----------

               OIL & GAS 3.72%
       6,000   Enron Corp.                                          247,500
      15,000   Midcoast Energy Resources, Inc.                      296,250
                                                                -----------
                                                                    543,750
                                                                -----------

               RETAIL 2.82%
       4,000   Abercrombie & Fitch Co.                              136,250
      20,000   Rite Aid Corp.                                       276,250
                                                                -----------
                                                                    412,500
                                                                -----------

               TELECOMMUNICATIONS 5.46%
      13,200   Century Telephone Enterprise                         536,250
       5,000   Level 3 Communications, Inc.<F1>                     261,093
                                                                -----------
                                                                    797,343
                                                                -----------

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
 ----------                                                        --------

               TRANSPORTATION 6.53%
      24,000   Southwest Airlines Co.                              $364,500
      30,000   Swift Transportation Co., Inc.<F1>                   590,625
                                                                -----------
                                                                    955,125
                                                                -----------

Total Common Stocks (cost $12,366,316)                           14,196,706
                                                                -----------

INVESTMENT COMPANIES 1.92%
     280,228   Goldman Sachs ILA Treasury
               Obligations Portfolio                                280,228
                                                                -----------

Total Investment Companies (cost $280,228)                          280,228
                                                                -----------

REAL ESTATE INVESTMENT TRUSTS 2.37%
      10,000   Spieker Properties, Inc.                             346,875
                                                                -----------

Total Real Estate Investment Trusts (cost $357,198)                 346,875
                                                                -----------
Total Investments (cost $13,003,742) 101.45%                     14,823,809
                                                                -----------

Liabilities, less Other Assets (1.45)%                            (212,459)
                                                                -----------
NET ASSETS 100.00%                                              $14,611,350
                                                                ===========

<F1>  Non-income producing security

See notes to financial statements.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1999 (Unaudited)
SMALL CAP VALUE FUND

   NUMBER
 OF SHARES                                                          VALUE
 ----------                                                        --------

COMMON STOCKS 96.70%
               AIRLINES 2.05%
       8,400   Midwest Express Holdings, Inc.<F1>                  $219,975
                                                                -----------

               BANKING 2.46%
      13,500   North Fork Bancorporation, Inc.                      263,250
                                                                -----------

               CHEMICALS 10.16%
       9,800   Dexter Corp.                                         365,662
      27,100   Oil-Dri Corp. of America                             394,644
      14,000   WD-40 Co.                                            327,688
                                                                -----------
                                                                  1,087,994
                                                                -----------

               COMPUTER SOFTWARE 1.89%
       7,500   Transaction Systems Architects, Inc.<F1>             202,031
                                                                -----------

               CONSUMER PRODUCTS 2.29%
      61,200   Hartmarx Corp.                                       244,800
                                                                -----------

               ELECTRONICS 6.55%
       7,800   Dallas Semiconductor Corp.                           416,812
       7,200   Teleflex, Inc.                                       284,400
                                                                -----------
                                                                    701,212
                                                                -----------

               FOOD 9.42%
      14,900   Corn Products International, Inc.                    453,519
      36,400   Nash-Finch Co.                                       254,800
      13,100   Universal Foods Corp.                                300,481
                                                                -----------
                                                                  1,008,800
                                                                -----------

               HOME FURNISHINGS 3.71%
      10,300   National Presto Industries, Inc.                     397,837
                                                                -----------

               INSURANCE 7.77%
       9,300   American Financial Group, Inc.                       260,981
      18,700   The Guarantee Life Companies, Inc.                   571,519
                                                                -----------
                                                                    832,500
                                                                -----------

               MACHINERY & EQUIPMENT 5.19%
      10,300   Modine Manufacturing Co.                             240,119
       6,300   Tecumseh Products Co., Class A                       315,787
                                                                -----------
                                                                    555,906
                                                                -----------

               MANUFACTURING 2.21%
       7,000   Tennant Co.                                          237,125
                                                                -----------

               MEDICAL - DRUGS 7.34%
      15,450   Jones Pharma, Inc.                                   509,367
       9,700   Medicis Pharmaceutical Corp.<F1>                     276,450
                                                                -----------
                                                                    785,817
                                                                -----------

   NUMBER
 OF SHARES                                                          VALUE
 ----------                                                        --------

               METAL PRODUCTS 3.13%
      25,200   Amcast Industrial Corp.                             $335,475
                                                                -----------

               MINING 2.06%
       7,100   Cleveland-Cliffs, Inc.                               220,988
                                                                -----------

               MOTOR VEHICLE PARTS & ACCESSORIES 3.74%
      23,800   CLARCOR Inc.                                         400,138
                                                                -----------

               OIL & GAS 3.84%
      12,500   Newfield Exploration Co.<F1>                         411,719
                                                                -----------

               PACKAGING & CONTAINERS 3.29%
       9,300   West Pharmaceutical Services, Inc.                   352,819
                                                                -----------

               PAPER PRODUCTS 4.01%
      26,100   P.H. Glatfelter Co.                                  429,019
                                                                -----------

               RETAIL 2.45%
      19,600   Casey's General Stores, Inc.                         262,762
                                                                -----------

               TEXTILE MANUFACTURING 2.98%
      14,500   Kellwood Co.                                         319,000
                                                                -----------

               TOBACCO 3.41%
      14,000   Universal Corp.                                      365,750
                                                                -----------

               TRUCKING LEASING 3.69%
      22,400   Werner Enterprises, Inc.                             394,800
                                                                -----------

               UTILITIES - ELECTRIC SERVICES 3.07%
      10,900   IDACORP, Inc.                                        328,363
                                                                -----------

Total Common Stocks (cost $11,054,176)                           10,358,080
                                                                -----------

INVESTMENT COMPANIES 3.17%
     339,921   Goldman Sachs ILA Treasury
               Obligations Portfolio                                339,921
                                                                -----------

Total Investment Companies (cost $339,921)                          339,921
                                                                -----------

Total Investments (cost $11,394,097) 99.88%                      10,698,001

Other Assets, less Liabilities 0.12%                                 13,234
                                                                -----------

NET ASSETS 100.00%                                              $10,711,235
                                                                ===========

<F1> Non-income producing security

See notes to financial statements.

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
September 30, 1999 (Unaudited)

                                       U.S.         SHORT/
                                    GOVERNMENT   INTERMEDIATE     FIXED                                                SMALL CAP
                                   MONEY MARKET  FIXED INCOME     INCOME       BALANCED      EQUITY        GROWTH        VALUE
                                       FUND          FUND          FUND          FUND         FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost
  $183,471,905, $19,555,259,
  $70,167,643, $19,504,865,
  $155,474,585,  $13,003,742 and
  $11,394,097, respectively)       $183,471,905   $19,127,590   $68,915,089  $18,973,344  $174,823,253   $14,823,809   $10,698,001
----------------------------------
   Receivable for securities sold             -         3,577             -            -             -             -             -
----------------------------------
  Interest and dividends
  receivable                          1,398,995       345,103     1,002,415      153,724       310,497        18,525         8,522
----------------------------------
  Organizational expenses, net of
  accumulated amortization                3,656         3,656         3,656        1,725         3,656        10,518         3,244
----------------------------------
   Other assets                          86,682        11,662        17,703       12,031        39,779         8,776        13,286
---------------------------------- ------------  ------------  ------------ ------------  ------------  ------------  ------------
   Total Assets                     184,961,238    19,491,588    69,938,863   19,140,824   175,177,185    14,861,628    10,723,053
---------------------------------- ------------  ------------  ------------ ------------  ------------  ------------  ------------
LIABILITIES:
   Payable for securities purchased           -             -             -            -             -       236,158             -
------------------------------------
   Dividend payable                     795,409             -             -            -             -             -             -
----------------------------------
   Accrued expenses and
  other liabilities                      15,773        10,690        15,244       13,748        18,233        12,729        10,801
----------------------------------
  Accrued investment advisory fee        20,369         1,675         7,634        1,987        25,443         1,391         1,017
---------------------------------- ------------  ------------  ------------ ------------  ------------  ------------  ------------
  Total Liabilities                     831,551        12,365        22,878       15,735        43,676       250,278        11,818
---------------------------------- ------------  ------------  ------------ ------------  ------------  ------------  ------------
NET ASSETS                         $184,129,687   $19,479,223   $69,915,985  $19,125,089  $175,133,509   $14,611,350   $10,711,235
---------------------------------- ============  ============  ============ ============  ============  ============  ============
NET ASSETS CONSIST OF:
  Capital stock                           1,061            21            80           23           190            14            14
----------------------------------
   Paid-in capital in
  excess of par                     184,147,510    20,114,532    70,270,099   18,559,448   121,902,641    13,528,628    11,727,664
----------------------------------
   Undistributed net
  investment income                       8,012        19,106        76,483        8,697       (2,619)      (12,777)         (659)
----------------------------------
   Undistributed net realized gain
  (loss)  on investments               (26,896)     (226,767)       821,877    1,088,442    33,884,629     (724,582)     (319,688)
----------------------------------
   Net unrealized appreciation
  (depreciation)  on investments              -     (427,669)   (1,252,554)    (531,521)    19,348,668     1,820,067     (696,096)
---------------------------------- ------------  ------------  ------------ ------------  ------------  ------------  ------------
   Net Assets                      $184,129,687   $19,479,223   $69,915,985  $19,125,089  $175,133,509   $14,611,350   $10,711,235
---------------------------------- ============  ============  ============ ============  ============  ============  ============
CAPITAL STOCK, $0.00001 PAR VALUE
   Authorized                       300,000,000    50,000,000    50,000,000   50,000,000    50,000,000    50,000,000    50,000,000
----------------------------------
   Issued and outstanding           184,156,495     2,007,323     7,022,277    1,762,000    13,089,912     1,404,585     1,007,834
----------------------------------
NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)           $1.00         $9.70         $9.96       $10.85        $13.38        $10.40        $10.63
----------------------------------       ======        ======        ======       ======        ======        ======        ======
------------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

Statements of Operations
For the Period from April 1, 1999 to September 30, 1999 (Unaudited)

                                       U.S.         SHORT/
                                    GOVERNMENT   INTERMEDIATE     FIXED                                                SMALL CAP
                                   MONEY MARKET  FIXED INCOME     INCOME       BALANCED      EQUITY        GROWTH        VALUE
                                       FUND          FUND          FUND          FUND         FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                          $3,570,230      $604,510   $ 2,362,695    $ 326,790      $181,478        $5,434        $8,226
   Dividends                                  -             -             -      146,407     2,257,693        63,854       122,931
---------------------------------- ------------  ------------  ------------ ------------  ------------  ------------  ------------
                                      3,570,230       604,510     2,362,695      473,197     2,439,171        69,288       131,157
                                   ------------  ------------  ------------ ------------  ------------  ------------  ------------

EXPENSES:
  Investment advisory fees              176,624        48,491       219,317       87,022       769,462        55,344        51,928
----------------------------------
  Fund administration and
  accounting fees                       141,299        19,396        73,106       23,206       205,190        25,069        25,069
----------------------------------
   Shareholder servicing fees            23,420        14,598        21,392       15,148        31,607        14,372        14,485
----------------------------------
   Custody fees                          21,195         2,909        10,966        3,481        30,778         2,214         1,833
----------------------------------
   Federal and state
  registration fees                      13,355         5,320         7,740        6,250        14,596         5,222         7,380
----------------------------------
   Reports to shareholders                4,557           778         2,885        1,029         7,611         1,400           477
----------------------------------
   Professional fees                      4,442         4,283         5,501        4,413         7,947         3,902         4,159
----------------------------------
   Amortization of
  organization expenses                   3,483         3,483         3,483          468         3,483         1,506           965
----------------------------------
   Directors' fees                        3,437           740         2,561          802         6,827           646           405
----------------------------------
   Insurance                              2,169           389         1,538          535         4,467           100           276
----------------------------------
   Pricing fees                             309         1,937         1,932        1,984           957           630           693
----------------------------------
   Administrative services
  plan fees                                   -         8,625        33,434        9,378        89,475             -         5,691
----------------------------------
  Other expenses                          1,161         1,581         1,724        1,594         2,804           678           495
---------------------------------- ------------  ------------  ------------ ------------  ------------  ------------  ------------
   Total expenses before waiver         395,451       112,530       385,579      155,310     1,175,204       111,083       113,856
----------------------------------
  Waiver of expenses                   (93,903)      (16,074)      (61,037)     (36,168)     (117,836)      (29,018)      (33,035)
---------------------------------- ------------  ------------  ------------ ------------  ------------  ------------  ------------
  Net Expenses                          301,548        96,456       324,542      119,142     1,057,368        82,065        80,821
---------------------------------- ------------  ------------  ------------ ------------  ------------  ------------  ------------
NET INVESTMENT INCOME                 3,268,682       508,054     2,038,153      354,055     1,381,803      (12,777)        50,336
---------------------------------- ------------  ------------  ------------ ------------  ------------  ------------  ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
   Net realized gain (loss)
  on investments                        (8,727)        24,762        43,500      852,440    15,006,198       203,312     (473,417)
----------------------------------
  Change in unrealized
  appreciation (depreciation)
   on investments                             -     (612,117)   (3,401,544)    (824,515)  (10,852,402)     1,202,174     1,559,742
---------------------------------- ------------  ------------  ------------ ------------  ------------  ------------  ------------
   Net Gain (Loss) on Investments       (8,727)     (587,355)   (3,358,044)       27,925     4,153,796     1,405,486     1,086,325
----------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS     $3,259,955     $(79,301)  $(1,319,891)     $381,980    $5,535,599    $1,392,709    $1,136,661
---------------------------------- ============  ============  ============ ============  ============  ============  ============
----------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                       U.S. GOVERNMENT           SHORT/INTERMEDIATE
                                                      MONEY MARKET FUND           FIXED INCOME FUND          FIXED INCOME FUND
                                                  -------------------------  ------------------------- --------------------------
                                                  PERIOD ENDED  YEAR ENDED    PERIOD ENDED YEAR ENDED   PERIOD ENDED    YEAR ENDED
                                                   SEPT. 30,     MAR. 31,      SEPT. 30,    MAR. 31,      SEPT. 30,      MAR. 31,
                                                      1999         1999           1999        1999          1999           1999
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                           $3,268,682    $4,868,296     $508,054    $1,056,707    $2,038,153    $4,729,998
----------------------------------
  Net realized gain (loss)
  on investments                                      (8,727)         1,111       24,762        91,388        43,500     1,053,007
----------------------------------
 Change in unrealized appreciation
  (depreciation) on investments                             -             -    (612,117)      (39,148)   (3,401,544)   (1,136,109)
----------------------------------               ------------  ------------ ------------  ------------  ------------  ------------
  Net increase (decrease) in net
  assets resulting from operations                  3,259,955     4,869,407     (79,301)     1,108,947   (1,319,891)     4,646,896
----------------------------------               ------------  ------------ ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                          (3,268,682)   (4,868,296)    (511,547)   (1,056,399)   (2,047,323)   (4,730,231)
----------------------------------
  Net capital gains                                         -             -            -             -             -     (217,671)
----------------------------------               ------------  ------------ ------------  ------------  ------------  ------------
   Total distributions                            (3,268,682)   (4,868,296)    (511,547)   (1,056,399)   (2,047,323)   (4,947,902)
----------------------------------               ------------  ------------ ------------  ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                    315,829,686   394,777,417    5,480,369     7,845,847     6,158,702    16,794,091
----------------------------------
  Proceeds from reinvestment
  of dividends                                         75,490       154,244      462,462     1,018,299     2,014,693     4,874,511
----------------------------------
  Redemption of shares                          (265,497,063) (361,699,190)  (7,508,896)   (6,789,605)  (17,309,871)  (16,619,283)
----------------------------------               ------------  ------------ ------------  ------------  ------------  ------------
   Net increase (decrease)
  from share transactions                          50,408,113    33,232,471  (1,566,065)     2,074,541   (9,136,476)     5,049,319
----------------------------------               ------------  ------------ ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE)
IN NET ASSETS                                      50,399,386    33,233,582  (2,156,913)     2,127,089  (12,503,690)     4,748,313
----------------------------------
NET ASSETS:
  Beginning of period                             133,730,301   100,496,719   21,636,136    19,509,047    82,419,675    77,671,362
----------------------------------               ------------  ------------ ------------  ------------  ------------  ------------
  End of period                                  $184,129,687  $133,730,301  $19,479,223   $21,636,136   $69,915,985   $82,419,675
----------------------------------               ============  ============ ============  ============  ============  ============
   Undistributed net investment
  income, end of period                                $8,012        $8,012      $19,106       $22,599       $76,483       $85,653
----------------------------------               ============  ============ ============  ============  ============  ============
------------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------


                                                        BALANCED FUND                EQUITY FUND
                                                  -------------------------  -------------------------
                                                  PERIOD ENDED  YEAR ENDED    PERIOD ENDED YEAR ENDED
                                                   SEPT. 30,     MAR. 31,      SEPT. 30,    MAR. 31,
                                                      1999         1999           1999        1999
-------------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                             $354,055      $816,811   $1,381,803    $4,889,014
----------------------------------
  Net realized gain (loss)
  on investments                                      852,440       833,920   15,006,198    32,830,496
----------------------------------
 Change in unrealized appreciation
  (depreciation) on investments                     (824,515)   (2,619,384) (10,852,402)  (64,096,533)
----------------------------------               ------------  ------------ ------------  ------------
  Net increase (decrease) in net
  assets resulting from operations                    381,980     (968,653)    5,535,599  (26,377,023)
----------------------------------               ------------  ------------ ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                            (356,012)     (818,531)  (1,396,564)   (4,882,142)
----------------------------------
  Net capital gains                                         -     (754,425)            -  (20,488,813)
----------------------------------               ------------  ------------ ------------  ------------
   Total distributions                              (356,012)   (1,572,956)  (1,396,564)  (25,370,955)
----------------------------------               ------------  ------------ ------------  ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                      4,535,397     8,207,537   12,833,906    34,157,608
----------------------------------
  Proceeds from reinvestment
  of dividends                                        354,852     1,564,415    1,384,467    25,169,606
----------------------------------
  Redemption of shares                            (9,674,208)   (9,038,833) (74,810,196)  (88,066,228)
----------------------------------               ------------  ------------ ------------  ------------
   Net increase (decrease)
  from share transactions                         (4,783,959)       733,119 (60,591,823)  (28,739,014)
----------------------------------               ------------  ------------ ------------  ------------
TOTAL INCREASE (DECREASE)
IN NET ASSETS                                     (4,757,991)   (1,808,490) (56,452,788)  (80,486,992)
----------------------------------
NET ASSETS:
  Beginning of period                              23,883,080    25,691,570  231,586,297   312,073,289
----------------------------------               ------------  ------------ ------------  ------------
  End of period                                   $19,125,089   $23,883,080 $175,133,509  $231,586,297
----------------------------------               ============  ============ ============  ============
   Undistributed net investment
  income, end of period                                $8,697       $10,654     $(2,619)       $12,142
----------------------------------               ============  ============ ============  ============
-------------------------------------------------------------------------------------------------------




                                                                                      SMALL CAP
                                                         GROWTH FUND                 VALUE FUND
                                                  -------------------------  -------------------------
                                                  PERIOD ENDED  YEAR ENDED    PERIOD ENDED YEAR ENDED
                                                   SEPT. 30,     MAR. 31,      SEPT. 30,    MAR. 31,
                                                      1999         1999           1999        1999
-------------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                            $(12,777)     $ 140,237      $50,336      $238,504
----------------------------------
  Net realized gain (loss)
  on investments                                      203,312     (972,963)    (473,417)       443,626
----------------------------------
 Change in unrealized appreciation
  (depreciation) on investments                     1,202,174       617,893    1,559,742   (4,312,605)
----------------------------------               ------------  ------------ ------------  ------------
  Net increase (decrease) in net
  assets resulting from operations                  1,392,709     (214,833)    1,136,661   (3,630,475)
----------------------------------               ------------  ------------ ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                    -     (125,285)     (58,058)     (238,661)
----------------------------------
  Net capital gains                                         -             -            -     (451,358)
----------------------------------               ------------  ------------ ------------  ------------
   Total distributions                                      -     (125,285)     (58,058)     (690,019)
----------------------------------               ------------  ------------ ------------  ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                      4,996,095    19,440,805    1,577,557     5,961,795
----------------------------------
  Proceeds from reinvestment
  of dividends                                              -       119,796       55,366       680,419
----------------------------------
  Redemption of shares                            (6,094,988)   (4,902,949)  (5,096,413)   (6,245,000)
----------------------------------               ------------  ------------ ------------  ------------
   Net increase (decrease)
  from share transactions                         (1,098,893)    14,657,652  (3,463,490)       397,214
----------------------------------               ------------  ------------ ------------  ------------
TOTAL INCREASE (DECREASE)
IN NET ASSETS                                         293,816    14,317,534  (2,384,887)   (3,923,280)
----------------------------------
NET ASSETS:
  Beginning of period                              14,317,534             -   13,096,122    17,019,402
----------------------------------               ------------  ------------ ------------  ------------
  End of period                                   $14,611,350   $14,317,534  $10,711,235   $13,096,122
----------------------------------               ============  ============ ============  ============
   Undistributed net investment
  income, end of period                             $(12,777)            $-       $(659)        $7,063
----------------------------------               ============  ============ ============  ============
-------------------------------------------------------------------------------------------------------


See notes to financial statements.

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial Highlights<F1>


                                                                          U.S. GOVERNMENT MONEY MARKET FUND
                                                    ----------------------------------------------------------------------------
                                                      PERIOD      YEAR        YEAR       YEAR     APRIL 10,   JULY 1,      YEAR
                                                       ENDED      ENDED      ENDED      ENDED     1995<F2>     1994       ENDED
                                                     SEPT. 30,  MAR. 31,    MAR. 31,   MAR. 31,  TO MAR. 31,TO APRIL 9,  JUNE 30,
                                                       1999       1999        1998       1997       1996       1995        1994
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $1.00      $1.00      $1.00      $1.00       $1.00      $1.00      $1.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.02       0.05       0.05       0.05        0.05       0.04       0.03
-----------------------------------------
   Net realized and unrealized gains
  (losses)  on investments                                 -          -          -          -           -          -          -
-----------------------------------------           --------   --------   --------   --------    --------   --------   --------
   Total from investment operations                     0.02       0.05       0.05       0.05        0.05       0.04       0.03
-----------------------------------------           --------   --------   --------   --------    --------   --------   --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                 0.02       0.05       0.05       0.05        0.05       0.04       0.03
-----------------------------------------
  Distributions from capital gains                         -          -          -          -           -          -          -
-----------------------------------------           --------   --------   --------   --------    --------   --------   --------
  Total distributions                                   0.02       0.05       0.05       0.05        0.05       0.04       0.03
-----------------------------------------           --------   --------   --------   --------    --------   --------   --------
NET ASSET VALUE, END OF PERIOD                         $1.00      $1.00      $1.00      $1.00       $1.00      $1.00      $1.00
-----------------------------------------           ========   ========   ========   ========    ========   ========   ========
TOTAL RETURN<F3>                                       2.28%      4.63%      4.95%      4.76%       5.14%      3.51%      2.74%
-----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s)                 $184,130   $133,730   $100,497   $125,413     $87,715    $76,105    $89,195
-----------------------------------------
  Ratio of net expenses to average
  net assets<F4>                                       0.42%      0.54%      0.55%      0.58%       0.54%      0.63%      0.60%
-----------------------------------------
  Ratio of net investment income to
  average  net assets<F4>                              4.60%      4.52%      4.83%      4.66%       5.12%      4.46%      2.68%
-----------------------------------------
  Ratio of net expenses to average net
  assets<F4><F5>                                       0.55%      0.58%      0.58%      0.59%       0.59%      1.23%      1.13%
-----------------------------------------
   Ratio of net investment income to
  average  net assets<F4><F5>                          4.47%      4.48%      4.80%      4.65%       5.07%      3.86%      2.15%
-----------------------------------------
   Portfolio turnover rate<F3>                             -          -          -          -           -          -          -
-----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------



                                                                        SHORT/INTERMEDIATE FIXED INCOME FUND
                                                    ----------------------------------------------------------------------------
                                                      PERIOD      YEAR        YEAR       YEAR     APRIL 10,   JULY 1,      YEAR
                                                       ENDED      ENDED      ENDED      ENDED     1995<F2>     1994       ENDED
                                                     SEPT. 30,  MAR. 31,    MAR. 31,   MAR. 31,  TO MAR. 31,TO APRIL 9,  JUNE 30,
                                                       1999       1999        1998       1997       1996       1995        1994
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.01      $9.97      $9.73      $9.85       $9.66      $9.62     $10.18
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.26       0.51       0.56       0.49        0.52       0.42       0.55
-----------------------------------------
  Net realized and unrealized gains
  (losses) on investments                             (0.31)       0.04       0.24     (0.10)        0.17       0.05     (0.56)
-----------------------------------------           --------   --------   --------   --------    --------   --------   --------
  Total from investment operations                    (0.05)       0.55       0.80       0.39        0.69       0.47     (0.01)
-----------------------------------------           --------   --------   --------   --------    --------   --------   --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income                  0.26       0.51       0.56       0.51        0.50       0.43       0.55
-----------------------------------------
  Distributions from capital gains                         -          -          -          -           -          -          -
-----------------------------------------           --------   --------   --------   --------    --------   --------   --------
  Total distributions                                   0.26       0.51       0.56       0.51        0.50       0.43       0.55
-----------------------------------------           --------   --------   --------   --------    --------   --------   --------
NET ASSET VALUE, END OF PERIOD                         $9.70     $10.01      $9.97      $9.73       $9.85      $9.66    $  9.62
-----------------------------------------           ========   ========   ========   ========    ========   ========   ========
TOTAL RETURN<F3>                                     (0.49)%      5.61%      8.37%      4.00%       7.24%      5.05%    (0.22)%
-----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s)                  $19,479    $21,636    $19,509    $21,042     $22,056    $22,130    $21,938
-----------------------------------------
   Ratio of net expenses to average
  net assets<F4>                                       0.99%      0.97%      0.99%      0.97%       0.89%      0.88%      0.83%
-----------------------------------------
  Ratio of net investment income
  to average net assets<F4>                            5.24%      5.05%      5.54%      5.01%       5.34%      5.63%      5.44%
-----------------------------------------
  Ratio of net expenses to average
  net assets<F4><F5>                                   1.16%      1.13%      1.15%      1.08%       1.02%      1.51%      1.38%
-----------------------------------------
  Ratio of net investment income to
  average net assets<F4><F5>                           5.07%      4.89%      5.38%      4.90%       5.21%      5.00%      4.89%
-----------------------------------------
   Portfolio turnover rate<F3>                        24.26%     21.36%     26.58%      4.73%      41.45%      9.93%     20.52%
-----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial Highlights<F1> (continued)


                                                                                  FIXED INCOME FUND
                                                    ----------------------------------------------------------------------------
                                                      PERIOD      YEAR        YEAR       YEAR     APRIL 10,   JULY 1,      YEAR
                                                       ENDED      ENDED      ENDED      ENDED     1995<F2>     1994       ENDED
                                                     SEPT. 30,  MAR. 31,    MAR. 31,   MAR. 31,  TO MAR. 31,TO APRIL 9,  JUNE 30,
                                                       1999       1999        1998       1997       1996       1995        1994
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.42     $10.45    $  9.84     $10.00    $   9.63      $9.58     $10.49
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.28       0.61       0.59       0.45        0.59       0.51       0.67
-----------------------------------------
   Net realized and unrealized gains
  (losses)  on investments                            (0.46)          -       0.61     (0.15)        0.35       0.07     (0.88)
-----------------------------------------           --------   --------   --------   --------    --------   --------   --------
   Total from investment operations                   (0.18)       0.61       1.20       0.30        0.94       0.58     (0.21)
-----------------------------------------           --------   --------   --------   --------    --------   --------   --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                 0.28       0.61       0.59       0.46        0.57       0.53       0.67
-----------------------------------------
   Distributions from capital gains                        -       0.03          -          -           -          -       0.03
-----------------------------------------           --------   --------   --------   --------    --------   --------   --------
   Total distributions                                  0.28       0.64       0.59       0.46        0.57       0.53       0.70
-----------------------------------------           --------   --------   --------   --------    --------   --------   --------
NET ASSET VALUE, END OF PERIOD                       $  9.96     $10.42     $10.45    $  9.84      $10.00      $9.63    $  9.58
-----------------------------------------           ========   ========   ========   ========    ========   ========   ========
TOTAL RETURN<F3>                                     (1.69)%      5.93%     12.50%      3.06%       9.79%      6.35%    (2.29)%
-----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                    $69,916    $82,420    $77,671    $75,524     $76,342    $66,488    $61,714
-----------------------------------------
   Ratio of net expenses to average
  net assets<F4>                                       0.89%      0.88%      0.89%      0.89%       0.83%      0.87%      0.86%
-----------------------------------------
  Ratio of net investment income to
  average net assets<F4>                               5.58%      5.78%      5.74%      4.48%       5.94%      6.98%      6.52%
-----------------------------------------
  Ratio of net expenses to average
  net assets<F4><F5>                                   1.06%      1.05%      1.05%      1.00%       0.96%      1.51%      1.41%
-----------------------------------------
   Ratio of net investment income to
  average  net assets<F4><F5>                          5.41%      5.61%      5.58%      4.37%       5.81%      6.34%      5.97%
-----------------------------------------
   Portfolio turnover rate<F3>                         8.25%     31.35%     19.03%     12.66%      37.35%      7.04%     13.09%
-----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

                                                    BALANCED FUND                                  EQUITY FUND
                                        ---------------------------------------- ------------------------------------------------
                                          PERIOD     YEAR     YEAR      AUG.6,    PERIOD     YEAR      YEAR      YEAR   APRIL 10,
                                          ENDED     ENDED    ENDED     1996<F2>    ENDED    ENDED     ENDED     ENDED    1995<F2>
                                          SEPT.      MAR.     MAR.        TO       SEPT.     MAR.      MAR.      MAR.       TO
                                           30,       31,      31,      MAR. 31,     30,      31,       31,       31,     MAR. 31,
                                           1999      1999     1998       1997      1999      1999      1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD     $11.06    $12.24    $10.41    $10.00    $13.36    $16.19    $13.74    $13.07    $11.39
--------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                    0.18      0.38      0.38      0.21      0.10      0.26      0.29      0.30      0.28
--------------------------------------
  Net realized and unrealized gains
  (losses)  on investments               (0.21)    (0.81)      1.90      0.40      0.02    (1.66)      3.50      1.63      2.13
--------------------------------------  -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment operations       (0.03)    (0.43)      2.28      0.61      0.12    (1.40)      3.79      1.93      2.41
--------------------------------------  -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income     0.18      0.38      0.38      0.20      0.10      0.26      0.29      0.30      0.28
--------------------------------------
   Distributions from capital gains           -      0.37      0.07         -         -      1.17      1.05      0.96      0.45
--------------------------------------  -------   -------   -------   -------   -------   -------   -------   -------   -------
   Total distributions                     0.18      0.75      0.45      0.20      0.10      1.43      1.34      1.26      0.73
--------------------------------------  -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD           $10.85    $11.06    $12.24    $10.41    $13.38    $13.36    $16.19    $13.74    $13.07
--------------------------------------  =======   =======   =======   =======   =======   =======   =======   =======   =======
TOTAL RETURN<F3>                        (0.36)%   (3.73)%    22.34%     6.14%     0.83%   (9.20)%    28.89%    14.99%    21.52%
--------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s)     $19,125   $23,883   $25,692   $10,895  $175,134  $231,586  $312,073  $259,200  $224,169
--------------------------------------
  Ratio of net expenses to average
  net assets<F4>                          1.03%     1.01%     0.88%     1.16%     1.03%     1.03%     1.03%     1.04%     0.99%
--------------------------------------
  Ratio of net investment income to
  average net assets<F4>                  3.05%     3.20%     3.37%     3.25%     1.35%     1.74%     1.89%     2.17%     2.32%
--------------------------------------
  Ratio of net expenses to average
  net assets<F4><F5>                      1.34%     1.32%     1.43%     3.04%     1.15%     1.15%     1.14%     1.10%     1.07%
--------------------------------------
  Ratio of net investment income to
  average  net assets<F4><F5>             2.74%     2.89%     2.82%     1.37%     1.23%     1.62%     1.78%     2.11%     2.24%
--------------------------------------
  Portfolio turnover rate<F3>            13.46%    33.17%    10.46%     5.92%     6.43%    24.19%    15.87%    25.66%    26.60%
--------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial Highlights<F1> (continued)

                                            EQUITY FUND
                                             (CONT'D.)         GROWTH FUND                SMALL CAP VALUE FUND
                                         -----------------  -----------------     ------------------------------------
                                         JULY 1,     YEAR    PERIOD      YEAR     PERIOD     YEAR      YEAR    JUNE 10,
                                           1994     ENDED    ENDED      ENDED      ENDED    ENDED     ENDED    1996<F2>
                                            TO       JUNE    SEPT.       MAR.      SEPT.     MAR.      MAR.       TO
                                         APRIL 9,    30,      30,        31,        30,      31,       31,     MAR. 31,
                                           1995      1994     1999       1999      1999      1999      1998      1997
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD     $10.48    $10.55     $9.48    $10.00    $ 9.85    $12.94    $10.52    $10.00
--------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                   0.21      0.20    (0.01)      0.10      0.04      0.18      0.19      0.15
--------------------------------------
  Net realized and unrealized gains
  (losses) on investments                  1.48      0.15      0.93    (0.53)      0.79    (2.73)      2.88      0.58
--------------------------------------  -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment operations         1.69      0.35      0.92    (0.43)      0.83    (2.55)      3.07      0.73
--------------------------------------  -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income    0.22      0.20         -      0.09      0.05      0.18      0.19      0.15
--------------------------------------
   Distributions from capital gains        0.56      0.22         -         -         -      0.36      0.46      0.06
--------------------------------------  -------   -------   -------   -------   -------   -------   -------   -------
   Total distributions                     0.78      0.42         -      0.09      0.05      0.54      0.65      0.21
--------------------------------------  -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD           $11.39    $10.48    $10.40    $ 9.48    $10.63   $  9.85    $12.94    $10.52
--------------------------------------  =======   =======   =======   =======   =======   =======   =======   =======
TOTAL RETURN<F3>                         16.48%     3.34%     9.70%   (4.28)%     8.42%  (20.18)%    29.60%     7.30%
--------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s)    $161,323  $129,381   $14,611   $14,318   $10,711   $13,096   $17,019    $7,173
--------------------------------------
   Ratio of net expenses to average
  net assets<F4>                          1.03%     1.04%     1.11%     1.21%     1.32%     1.21%     1.11%     1.34%
--------------------------------------
   Ratio of net investment income to
  average net assets<F4>                  2.50%     1.93%   (0.17)%     1.15%     0.82%     1.55%     1.62%     2.15%
--------------------------------------
   Ratio of net expenses to average
  net assets<F4><F5>                      1.62%     1.54%     1.51%     1.63%     1.86%     1.71%     1.92%     3.76%
--------------------------------------
   Ratio of net investment income
  to average net assets<F4><F5>           1.91%     1.43%   (0.57)%     0.73%     0.28%     1.05%     0.81%   (0.27)%
--------------------------------------
   Portfolio turnover rate<F3>           14.36%    15.86%    31.27%    71.80%    34.25%    26.20%    16.54%     7.45%
--------------------------------------
------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 1999 (Unaudited)

1.ORGANIZATION

First Omaha Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1999, the only series presently authorized are the U.S. Government Money Market Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund, and the Small Cap Value Fund, (individually referred to as a "Fund" and collectively as the "Funds").

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

(A) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded on only over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the respective Fund's investment adviser, First National Bank of Omaha ("First National") or FNC Trust Group, n.a. ("FNC;" collectively, the "Advisers"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Pursuant to Rule 2a-7 of the 1940 Act, investments of the U.S. Government Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(B) REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Advisers deem creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

(C) ORGANIZATION COSTS

Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized on a straight-line basis over a period of five years from the date upon which the

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

Funds commenced their investment activities. Organization costs have been allocated equally among the respective Funds or by specific identification, as applicable. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

(D) EXPENSES

The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

(E) DISTRIBUTIONS TO SHAREHOLDERS

The U.S. Government Money Market Fund declares dividends of net investment income daily. The remaining Funds declare dividends monthly; all of the Funds pay dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(F) FEDERAL INCOME TAXES

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

As of March 31, 1999, each of the Growth Fund, Short/Intermediate Fixed Income Fund and U.S. Government Money Market Fund had federal income tax capital loss carryforwards of $267,823, $246,727 and $18,169, respectively. The $267,823 federal income tax loss carryforward for the Growth Fund expires in 2007. The $246,727 federal income tax loss carryforward for the Short/Intermediate Fixed Income Fund expires as follows: $81,532 in 2003, $109,194 in 2004 and $56,001 in 2005. The $18,169 federal income tax loss carryforward for the U.S. Government Money Market Fund expires as follows: $14,927 in 2003 and $3,242 in 2006. It is management's intention to make no distribution of any future realized capital gains until the federal income tax loss carryforwards are exhausted.

(G) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(H) OTHER

Investment transactions are accounted for on the trade date plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
September 30, 1999 (Unaudited)

3.INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have agreements with the respective Advisers to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds will pay a monthly fee at the annual rate of the following percentages on average daily net assets: to First National, 0.25% for the U.S. Government Money Market Fund, 0.50% for the Short/Intermediate Fixed Income Fund, 0.60% for the Fixed Income Fund, 0.75% for the Balanced Fund, 0.75% for the Equity Fund and 0.85% for the Small Cap Value Fund; and to FNC, 0.75% for the Growth Fund. For the period ended September 30, 1999, advisory fees of $55,505, $4,849, $18,276, $23,206, $18,448 and $21,382 were waived in the U.S. Government Money Market Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Growth Fund and the Small Cap Value Fund, respectively.

First National also serves as custodian and transfer agent for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. For the period ended September 30, 1999, custody fees of $2,910, $10,966, $3,481, $30,778,
$2,214 and $1,833 were waived in the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund, respectively. The transfer agent also receives compensation from each of the Funds for such services.

Sunstone Financial Group, Inc. (the "Administrator") acts as Administrator for each of the Funds. As compensation for its administrative and fund accounting services and the assumption of certain administrative expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets. The Small Cap Value Fund and the Growth Fund are each subject to a $50,000 minimum annual fee. For the period ended September 30, 1999, administrative fees of $38,398, $4,000, $15,075, $4,785, $42,313, $8,356 and $6,973 were waived in the U.S. Government
Money Market Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund, respectively.

The Advisers and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These waivers may be terminated at any time. The Advisers and the Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield of that Fund to be higher than it would be in the absence of such reduction.

Sunstone Distribution Services, LLC (the "Distributor") acts as Distributor for each of the Funds. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan.

4.DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed 0.25% of the average daily net assets of that Fund. Such amount may be used to pay banks, broker/dealers and other institutions, which may include the Advisers, their correspondent and affiliated banks and the Distributor (each a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. As of September 30, 1999, there are no 12b-1 Agreements with any Participating Organizations.

5.ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Advisers, their correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, recordkeeping and/or administrative support services for

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------
their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. Effective November 1, 1996, the Company entered into an agreement under the Plan with First National at an annual rate of 0.10% of the average daily net assets serviced for each of the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund and the Small Cap Value Fund. For the period ended September 30, 1999, fees of $8,625, $33,434, $9,378, $89,475 and $5,691 were accrued under this agreement, respectively, and fees of $4,315, $16,720, $4,696, $44,745 and $2,847 were waived by First National, respectively.

6.CAPITAL STOCK

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without shareholder approval.

Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund.

Transactions in shares of the Funds for the period ended September 30, 1999 were as follows:

                                                     SHORT/
                                        U.S       INTERMEDIATE
                                    GOVERNMENT       FIXED        FIXED                                                  SMALL CAP
                                   MONEY MARKET      INCOME       INCOME        BALANCED      EQUITY        GROWTH         VALUE
                                       FUND           FUND         FUND           FUND         FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

Shares sold                         315,829,686       559,588       602,549      401,400       875,553       475,861       146,893
Shares issued to holders in
  reinvestment of dividends              75,490        47,204       199,660       30,821        94,415             -         5,073
Shares redeemed                   (265,497,063)     (761,039)   (1,691,482)    (828,995)   (5,218,939)     (581,737)     (474,149)
                                   ------------  ------------  ------------ ------------  ------------  ------------  ------------
Net increase (decrease)              50,408,113     (154,247)     (889,273)    (396,774)   (4,248,971)     (105,876)     (322,183)
                                   ============  ============  ============ ============  ============  ============  ============
------------------------------------------------------------------------------------------------------------------------------------



Transactions in shares of the Funds for the year ended March 31, 1999 were as follows:

                                                     SHORT/
                                        U.S       INTERMEDIATE
                                    GOVERNMENT       FIXED        FIXED                                                  SMALL CAP
                                   MONEY MARKET      INCOME       INCOME        BALANCED      EQUITY        GROWTH         VALUE
                                       FUND           FUND         FUND           FUND         FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

Shares sold                         394,777,417       774,357     1,576,999      696,332     2,294,411     2,004,652       524,972
Shares issued to holders in
  reinvestment of dividends             154,244       100,822       459,506      133,981     1,743,861        12,688        61,549
Shares redeemed                   (361,699,190)     (671,178)   (1,555,867)    (770,810)   (5,972,650)     (506,879)     (571,580)
                                   ------------  ------------  ------------ ------------  ------------  ------------  ------------
Net increase (decrease)              33,232,471       204,001       480,638       59,503   (1,934,378)     1,510,461        14,941
                                   ============  ============  ============ ============  ============  ============  ============
------------------------------------------------------------------------------------------------------------------------------------


Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
September 30, 1999 (Unaudited)

7.INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended September 30, 1999 were as follows:

                                                     SHORT/
                                        U.S       INTERMEDIATE
                                    GOVERNMENT       FIXED        FIXED                                                  SMALL CAP
                                   MONEY MARKET      INCOME       INCOME        BALANCED      EQUITY        GROWTH         VALUE
                                       FUND           FUND         FUND           FUND         FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

Purchases
  U.S. Government                  $223,582,161    $2,267,107             -   $  499,320             -             -             -
  Other                                       -     2,236,282    $5,822,490    2,425,606  $ 12,453,009    $4,536,759    $2,166,130
------------------------------------------------------------------------------------------------------------------------------------
Sales
   U.S. Government                  109,708,742     3,194,702     5,129,416      963,984             -             -             -
   Other                                      -     3,745,628     5,397,425    5,078,096    61,802,318     5,601,857     4,926,337
------------------------------------------------------------------------------------------------------------------------------------



As of September 30, 1999, gross unrealized appreciation and depreciation of investments, were as follows:

                                                     SHORT/
                                        U.S       INTERMEDIATE
                                    GOVERNMENT       FIXED        FIXED                                                  SMALL CAP
                                   MONEY MARKET      INCOME       INCOME        BALANCED      EQUITY        GROWTH         VALUE
                                       FUND           FUND         FUND           FUND         FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

Appreciation                           $ -            $83,903    $1,020,084   $1,374,146   $35,154,878    $2,864,457      $848,464
(Depreciation)                           -          (511,572)   (2,272,638)  (1,905,667)  (15,806,210)   (1,044,390)   (1,544,560)
                                   ------------  ------------  ------------ ------------  ------------  ------------  ------------
Net appreciation (depreciation)
  on investments                       $ -         $(427,669)  $(1,252,554) $  (531,521)   $19,348,668    $1,820,067    $(696,096)
                                   ============  ============  ============ ============  ============  ============  ============
------------------------------------------------------------------------------------------------------------------------------------


As of September 30, 1999, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes.

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

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

INVESTMENT ADVISER AND CUSTODIAN
First National Bank of Omaha
Attention: Trust Division
1620 Dodge
Omaha, Nebraska 68102

ADMINISTRATOR
Sunstone Financial Group, Inc.
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Sunstone Distribution Services, LLC
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Cline, Williams, Wright, Johnson & Oldfather
One Pacific Place
1125 S. 103rd St., Suite 720
Omaha, Nebraska 68124-1071

AUDITORS
KPMG Peat Marwick LLP
Two Central Park Plaza, Suite 1501
Omaha, Nebraska 68102

This report has been prepared for the general information of First Omaha Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Omaha Funds prospectus. The prospectus contains more complete information about First Omaha Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.


For more INFORMATION
call 1-800-OMAHA-03
or write to:
First Omaha Funds
P.O. Box 419022
Kansas City, Missouri 64141-6022

                                                                       FBO509924